UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Balanced Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

21 Portfolio Summary

23 Investment Portfolio

67 Financial Statements

71 Financial Highlights

76 Notes to Financial Statements

88 Summary of Management Fee Evaluation by Independent Fee Consultant

93 Summary of Administrative Fee Evaluation by Independent Fee Consultant

94 Account Management Resources

95 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset categories generally limits risk, the risk remains that the investment advisor may favor an asset category that performed poorly relative to other asset categories. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read the prospectus for details regarding the fund's risk.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 0.96%, 1.87%, 1.79% and 0.72% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

Returns and rankings for all periods shown for Class A and B shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Balanced Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-.32%	-24.53%	-6.87%	-1.58%	-1.09%
Class B	-.69%	-24.86%	-7.11%	-1.97%	-1.73%
Class C	-.61%	-25.12%	-7.61%	-2.40%	-1.92%
Institutional Class	-.19%	-24.28%	-6.56%	-1.29%	-.77%
Russell 1000® Index+	-7.39%	-35.30%	-10.76%	-2.32%	-2.03%
Barclays Capital US Aggregate Bond Index++	7.74%	3.84%	6.01%	4.78%	5.71%
Blended Index+++	.07%	-23.11%	-4.66%	1.41%	2.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 7.02	$ 7.04	$ 7.01	$ 7.03
10/31/08	$ 7.11	$ 7.15	$ 7.10	$ 7.12
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .06	$ .06	$ .04	$ .07
Class A Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	356	of	524	68
3-Year	278	of	385	73
5-Year	237	of	290	81
10-Year	125	of	148	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Barclays Capital US Aggregate Bond Index++ [] Blended Index+++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,113	$7,614	$8,702	$8,449
	Average annual total return	-28.87%	-8.69%	-2.74%	-1.67%
Class B	Growth of $10,000	$7,293	$7,866	$8,971	$8,397
	Average annual total return	-27.07%	-7.69%	-2.15%	-1.73%
Class C	Growth of $10,000	$7,488	$7,887	$8,857	$8,239
	Average annual total return	-25.12%	-7.61%	-2.40%	-1.92%
Russell 1000 Index+	Growth of $10,000	$6,470	$7,107	$8,891	$8,147
	Average annual total return	-35.30%	-10.76%	-2.32%	-2.03%
Barclays Capital US Aggregate Bond Index++	Growth of $10,000	$10,384	$11,913	$12,628	$17,432
	Average annual total return	3.84%	6.01%	4.78%	5.71%
Blended Index+++	Growth of $10,000	$7,689	$8,667	$10,727	$12,381
	Average annual total return	-23.11%	-4.66%	1.41%	2.16%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Balanced Fund — Institutional Class [] Russell 1000 Index+ [] Barclays Capital US Aggregate Bond Index++ [] Blended Index+++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$757,200	$815,700	$937,200	$925,800
	Average annual total return	-24.28%	-6.56%	-1.29%	-.77%
Russell 1000 Index+	Growth of $1,000,000	$647,000	$710,700	$889,100	$814,700
	Average annual total return	-35.30%	-10.76%	-2.32%	-2.03%
Barclays Capital US Aggregate Bond Index++	Growth of $1,000,000	$1,038,400	$1,191,300	$1,262,800	$1,743,200
	Average annual total return	3.84%	6.01%	4.78%	5.71%
Blended Index+++	Growth of $10,000	$768,900	$866,700	$1,072,700	$1,238,100
	Average annual total return	-23.11%	-4.66%	1.41%	2.16%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Barclays Capital US Aggregate Bond Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.
+++ The Blended Index, effective April 1, 2009 consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global Inflation- Linked Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Index (3%), and the MSCI EAFE Small Cap Index (3%).

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.76% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Balanced Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	-.09%	-24.28%	-6.64%	-2.89%
Russell 1000 Index+	-7.39%	-35.30%	-10.76%	-4.91%
Barclays Capital US Aggregate Bond Index++	7.74%	3.84%	6.01%	4.91%
Blended Index+++	.07%	-23.11%	-4.66%	-.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 7.03
10/31/08	$ 7.11
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .07
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	345	of	524	66
3-Year	268	of	385	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class S [] Russell 1000 Index+ [] Barclays Capital US Aggregate Bond Index++ [] Blended Index+++

Comparative Results as of 4/30/09
DWS Balanced Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$7,572	$8,137	$8,857
	Average annual total return	-24.28%	-6.64%	-2.89%
Russell 1000 Index+	Growth of $10,000	$6,470	$7,107	$8,141
	Average annual total return	-35.30%	-10.76%	-4.91%
Barclays Capital US Aggregate Index++	Growth of $10,000	$10,384	$11,913	$12,160
	Average annual total return	3.84%	6.01%	4.91%
Blended Index+++	Growth of $10,000	$7,689	$8,667	$9,822
	Average annual total return	-23.11%	-4.66%	-.44%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Barclays Capital US Aggregate Bond Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.
+++ The Blended Index, effective April 1, 2009 consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global Inflation- Linked Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Index (3%), and the MSCI EAFE Small Cap Index (3%)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 996.80	$ 993.10	$ 993.90	$ 999.10	$ 998.10
Expenses Paid per $1,000*	$ 5.00	$ 8.65	$ 9.39	$ 3.67	$ 3.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,019.79	$ 1,016.12	$ 1,015.37	$ 1,021.12	$ 1,021.37
Expenses Paid per $1,000*	$ 5.06	$ 8.75	$ 9.49	$ 3.71	$ 3.46
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	1.01%	1.75%	1.90%	.74%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the stock and bond markets, portfolio management strategy and the resulting performance of DWS Balanced Fund for the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last six months?

A: In December 2008, the National Bureau of Economic Research officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely inter-related, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the equity markets remained weak into early 2009, there were nascent signs of improvement in the economy and the credit markets. Risky bonds began to recover in the first quarter of 2009, and the US equity market rallied in March and April.

Despite the rally at the end of the period, essentially all equity indices posted negative returns for the six months ended April 30, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad US stock market, returned -7.46% for the period.1 For the same six-month period, returns of the MSCI World Index, which measures performance of world equity markets, was -5.44%.2

In contrast to recent prior periods, bonds with more credit risk generally performed better than less risky bonds. The Barclays Capital US Aggregate Bond Index, which measures return of the high-quality US bond market as a whole, returned 7.74%, but the return of the Credit Suisse High Yield Index, which measures performance of the high-yield bond market, was 12.39%.3

Q: How is DWS Balanced Fund managed?

A: The fund is invested in many types of securities including common stocks, convertible securities, corporate bonds, US government bonds, mortgage and asset-backed securities, and certain derivatives.4 The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities. The fund may also invest in exchange-traded funds (ETFs).5 We allocate the fund's assets among various asset categories, such as US and foreign equity of any size and style (including emerging-market equity), and US and foreign fixed income of any credit quality (including emerging markets bonds and inflation-indexed bonds). We review the allocation among the various asset categories periodically and adjust the allocation based on current or expected market conditions or to manage risk.

Within each asset category, we may select securities using several different strategies that utilize a variety of quantitative and qualitative techniques. Each strategy is managed by a team of portfolio managers who specialize in a particular asset category. The managers represent both fundamental and quantitative management styles. Fundamental analysis refers to the use of all available information about a possible investment, such as earnings growth, management capability, industry trends, a company's financial strength and quantitative measures, to determine value. The quantitatively managed portions of the portfolio use mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

In addition, we expanded the Global Tactical Asset Allocation (GTAA) strategy to apply to the whole fund. Previously, this strategy was used only on the fixed-income portion of the portfolio, and it used only bond and currency assets. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), is designed to add value by benefiting from short-term mispricings within global equity, bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings.6 It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.

Between February and April 2009, we transitioned the fund to its new strategic asset allocation, establishing positions in emerging markets, global small-cap equities and global inflation-protected Treasury securities. These changes were balanced by reductions in the exposure to US large cap, US small cap and international equities as well as investment-grade bonds. We increased the diversification of the investment-grade bond portion of the portfolio by establishing an allocation to the iShares Barclay Aggregate Bond ETF.7

Q: How did the fund perform over the six-month period?

A: For the six months ended April 30, 2009, the return of DWS Balanced Fund (Class A shares) was -0.32%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for complete performance information.) In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes and we also calculate a blended benchmark that is representative of the combination of asset classes in which the fund invests. The return of the equity benchmark, the Russell 1000 Index, over this period was -7.39%. The fixed-income benchmark, the Barclays Capital US Aggregate Bond Index, returned 7.74% over this period. The blended benchmark return was 0.07% during the six-month period.8

We also compare returns with those of the fund's Lipper peer group of Mixed-Asset Target Allocation Moderate Funds.9 For the six months ended April 30, 2009, the average return of this group was -0.62%.

Q: What were the main determinants of the fund's performance?

A: Over the six-month period, the underlying strategies as a group contributed to performance. Strategies that added significant value were the fundamental large-cap value strategy, the quantitative international equity strategy and the quantitative large-cap value strategy. iGAP also added value. Strategies that detracted were quantitative large-cap growth, quantitative small-cap core equity, fundamental large-cap growth, fundamental international equity, core fixed-income and high-yield bonds.

The fundamental large-cap value sleeve benefited from both sector allocation and stock selection. A strategic overweight in the information technology sector and an underweight in the financial sector added to performance.10 Positions in General Electric Company, Taiwan Semiconductor Manufacturing Co. Ltd.,* Brocade Communications Systems, Inc. and Carnival Corporation also added to performance.

In the quantitative international sleeve, currency positions, specifically underweights in the Japanese yen and the British pound, added considerable value. Underweights in financial stocks, particularly in Japan and Great Britain, also added value, as did overweights in the telecommunications sector in New Zealand and the materials sector in Ireland.

In the quantitative large-cap value strategy, industry sectors that contributed to performance include materials, insurance, and food, beverages and tobacco. Positions that contributed include The Dow Chemical Company, Seagate Technology and Bank of America Corporation.

Within the iGAP overlay, fixed-income positioning was the major contributor, as performance benefited from exposure to bond markets as yields dropped. The relative value position in favor of the UK government bonds versus German government bonds also added to return. Short positions in the euro and the British pound also added value.

Q: What were some of the areas of the portfolio that detracted from performance?

A: In the quantitative large-cap growth sleeve, positioning in the capital goods, pharmaceuticals & biotechnology and energy sectors detracted from performance. At the security level, detractors included active weights in Baxter International Inc., Mariner Energy, Inc. and Schering-Plough Corporation.*

In the quantitative small-cap core equity sleeve, positioning in the commercial services & supplies, telecommunications services and diversified financials detracted from performance. At the security level, detractors included active weights in Live Nation, Inc.,* Oriental Financial Group Inc. and Dime Community Bancshares, Inc.

In the fundamental large-cap growth sleeve, sector allocation contributed to performance, while stock selection detracted, resulting in underperformance for this sleeve versus the Russell 1000 Growth Index. Significant negatives were stock selection in the energy and health care sectors, as well as overweights in these sectors. In the energy sector, performance was hurt by a position in Devon Energy Corporation, an independent energy company engaged in oil and gas exploration, development and production; since Devon is not included in the Russell 1000 Growth Index, a drop in this stock was a significant detractor from performance relative to the benchmark. Other detractors included insurer AFLAC Inc. and service provider State Street Corporation, both in the financials sector; these positions were sold.

In the fundamental international sleeve, the main detractors were stock selection in Germany and Japan and a deep underweight to the consumer discretionary sector. Stock selection in energy, utilities and materials contributed to performance, as did an overweight to Finland and Russia.

In the core fixed-income sleeve, a focus on bonds that trade at a yield spread to Treasuries detracted significantly from performance early in the period, as the unprecedented flight to quality boosted Treasuries at the expense of other bond categories.11 In particular, the fund had substantial exposure to commercial mortgage-backed securities and non-agency residential mortgage-backed securities, two asset classes that suffered historically poor performance late in 2008. While both segments rallied to a degree as the period progressed and investor sentiment with respect to the credit environment improved, this did not make up for the earlier losses. Near the end of the semiannual period, we adjusted the quality profile of the bond portfolio, taking advantage of the partial recovery in mortgage-backed securities and non-agency mortgages to dramatically reduce the fund's exposure to both areas. We used the proceeds from these sales to increase holdings of more liquid investment-grade corporate bonds.

Although high-yield bonds performed very poorly in the early portion of the period, the asset class ultimately recovered to post a positive return for the six months ending April 30, 2009. The high-yield sleeve of the fund underperformed versus the Credit Suisse High Yield Index. Performance contributors included underweight allocations to the automotive and media/cable industry sectors. Detractors included positions in the utilities and chemicals industries.

Additionally our allocation to the Vanguard Emerging Markets ETF, which we established at the end of February, contributed to performance as emerging markets were up over 14% in March and over 16% in April.12

Q: Do you have other comments for shareholders?

A: DWS Balanced Fund gives shareholders an opportunity to invest in a wide variety of domestic and international asset classes. We believe that the broad diversification offered by this fund is especially important in difficult market conditions such as those experienced over the last year. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our asset coverage universe and increase diversification among managers and investment styles.

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly in an index.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
3 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. The Credit Suisse High Yield Index is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 A derivative is a financial arrangement that derives its value from a traditional security, such as a stock or bond, asset or index.
5 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
6 Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.
7 The iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Barclays Capital US Aggregate Index.
8 The Blended Index, effective April 1, 2009, consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global Inflation-Linked Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Index (3%) and the MSCI EAFE Small Cap Index (3%).
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.
9 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% in equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
10 "Underweight" means the portfolio holds a lower weighting in a given sector or security than the benchmark.
11 "Yield spread" refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
12 Vanguard Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Common Stocks	56%	56%
Government & Agency Obligations	14%	8%
Mortgage-Backed Securities Pass-Throughs	10%	8%
Corporate Bonds	8%	8%
Cash Equivalents	5%	10%
Exchange-Traded Funds	5%	—
Commercial Mortgage-Backed Securities	2%	3%
Collateralized Mortgage Obligations	—	6%
Asset Backed	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Senior Bank Loans)	4/30/09	10/31/08

Information Technology	15%	12%
Financials	13%	17%
Health Care	13%	15%
Energy	12%	12%
Industrials	11%	9%
Consumer Staples	10%	11%
Consumer Discretionary	9%	8%
Materials	6%	5%
Utilities	6%	6%
Telecommunication Services	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (6.9% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
2. Microsoft Corp. Developer of computer software	1.0%
3. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	0.7%
4. Apple, Inc. Manufacturer of personal computers and communication solutions	0.7%
5. AT&T, Inc. Provider of communications services	0.7%
6. QUALCOMM, Inc. Developer and manufacturer of communication systems	0.6%
7. Abbott Laboratories Developer of health care products	0.5%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.5%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.5%
10. Johnson & Johnson Provider of health care products	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 55.2%
Consumer Discretionary 4.6%
Auto Components 0.1%
Aisin Seiki Co., Ltd.	400	8,190
Bridgestone Corp.	1,000	14,840
Compagnie Generale des Etablissements Michelin "B"	332	16,940
Denso Corp.	700	16,473
Magna International, Inc. "A"	1,200	41,200
Minth Group Ltd.	636,200	393,776
Nokian Renkaat Oyj	302	4,789
Rieter Holding AG (Registered)	52	7,696
Stanley Electric Co., Ltd.	600	8,456
Toyota Industries Corp.	400	10,641
WABCO Holdings, Inc.	18,900	302,211
Xinyi Glass Holdings Co., Ltd.	840,000	526,133
		1,351,345
Automobiles 0.2%
Bayerische Motoren Werke (BMW) AG	271	9,363
Daimler AG (Registered)	14,151	504,321
Fiat SpA*	3,484	34,044
Honda Motor Co., Ltd.	2,400	69,775
Mazda Motor Corp.	3,000	7,415
Mitsubishi Motors Corp.*	8,000	12,176
Nissan Motor Co., Ltd.	3,000	15,601
PSA Peugeot Citroen	354	8,128
Suzuki Motor Corp.	600	11,243
Toyota Motor Corp.	29,500	1,154,815
Volkswagen AG	237	74,567
		1,901,448
Distributors 0.2%
Genuine Parts Co.	52,984	1,799,337
Li & Fung Ltd.	44,000	123,855
		1,923,192
Diversified Consumer Services 0.1%
Capella Education Co.*	5,300	272,314
Coinstar, Inc.*	5,500	195,745
Lincoln Educational Services Corp.*	20,100	333,459
Steiner Leisure Ltd.*	13,400	423,976
		1,225,494
Hotels Restaurants & Leisure 1.2%
Accor SA	479	20,333
Ambassadors Group, Inc.	2,700	32,940
Ameristar Casinos, Inc.	9,900	203,148
Burger King Holdings, Inc.	43,344	708,241
Carnival Corp. (Units)	102,676	2,759,931
Carnival PLC	469	12,914
CEC Entertainment, Inc.*	12,700	386,842
CKE Restaurants, Inc.	44,400	424,908
Compass Group PLC	6,414	30,657
Crown Ltd.	56,196	280,697
Darden Restaurants, Inc.	32,000	1,183,040
InterContinental Hotel Group PLC	796	7,565
Ladbrokes PLC	2,594	8,918
Lottomatica SpA*	972	20,023
Marriott International, Inc. "A"	48,900	1,152,084
McDonald's Corp.	94,900	5,057,221
Paddy Power PLC	19,597	360,220
REXLot Holdings Ltd.*	6,200,000	363,463
Shangri-La Asia Ltd.	30,000	44,399
Sodexo	268	12,809
TABCORP Holding Ltd.	15,107	81,841
Tatts Group Ltd.	32,545	65,516
The Cheesecake Factory, Inc.*	6,100	105,957
Whitbread PLC	725	10,059
		13,333,726
Household Durables 0.1%
Advanced Digital Broadcast Holdings SA (Registered)*	4,313	120,799
Electrolux AB "B"*	2,600	29,320
Fortune Brands, Inc.	13,100	514,961
Garmin Ltd.	2,100	52,899
Husqvarna AB "B"*	2,800	13,684
NVR, Inc.*	500	252,685
Panasonic Corp.	3,000	43,648
Rational AG	2,600	263,322
Ryland Group, Inc.	9,000	186,390
Sharp Corp.	1,000	10,431
Sony Corp.	1,500	38,811
		1,526,950
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	13,000	1,046,760
Home Retail Group PLC	2,228	8,181
HSN, Inc.*	7,900	54,589
Netflix, Inc.*	11,600	525,596
		1,635,126
Leisure Equipment & Products 0.1%
Hasbro, Inc.	12,500	333,250
Nikon Corp.	1,000	13,217
Smith & Wesson Holding Corp.*	57,500	412,275
		758,742
Media 1.0%
Aegis Group PLC	143,791	193,260
British Sky Broadcasting Group PLC	4,143	29,505
CBS Corp. "B"	68,300	480,832
Comcast Corp. "A"	148,100	2,289,626
DENTSU, Inc.	600	10,995
Fairfax Media Ltd.	40,770	34,989
Gestevision Telecinco SA	1,501	14,091
ITV PLC	10,128	4,703
JC Decaux SA	19,430	277,678
Lagardere SCA	340	10,645
Liberty Media Corp. — Entertainment "A"*	12,200	297,070
Marvel Entertainment, Inc.*	16,200	483,408
McGraw-Hill Companies, Inc.	12,900	388,935
Mediacom Communications Corp. "A"*	61,300	348,797
Mediaset SpA	20,694	116,195
Modern Times Group MTG AB "B"	525	14,241
National CineMedia, Inc.	1,700	24,701
Pearson PLC	3,225	33,564
Publicis Groupe	417	12,789
Reed Elsevier NV	11,797	129,750
Reed Elsevier PLC	6,115	45,398
SES "A" (FDR)	606	10,919
Shaw Communications, Inc. "B"	2,600	40,308
Singapore Press Holdings Ltd.	268,000	523,005
Thomson Reuters Corp.	5,800	162,826
Thomson Reuters PLC	923	23,867
Time Warner Cable, Inc.	95,148	3,066,620
Time Warner, Inc.	68,133	1,487,343
United Business Media Ltd.	1,276	8,657
Vertis Holdings, Inc.*	5,114	0
Vivendi	2,506	67,561
Wolters Kluwer NV	6,183	101,895
WPP PLC	4,008	27,413
Yellow Pages Income Fund (Units)	2,800	13,356
		10,774,942
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	1,100	46,552
Kohl's Corp.*	42,790	1,940,527
Macy's, Inc.	31,900	436,392
Marks & Spencer Group PLC	94,627	470,667
Next PLC	536	12,822
PPR	179	13,681
		2,920,641
Specialty Retail 0.7%
Advance Auto Parts, Inc.	12,100	529,375
Aeropostale, Inc.*	13,500	458,595
American Eagle Outfitters, Inc.	23,500	348,270
AnnTaylor Stores Corp.*	27,700	204,703
Asbury Automotive Group, Inc.	16,500	159,555
Cato Corp. "A"	22,000	422,840
Coldwater Creek, Inc.*	46,900	161,805
Dress Barn, Inc.*	18,200	275,548
Esprit Holdings Ltd.	21,400	131,175
Fast Retailing Co., Ltd.	100	10,461
Foot Locker, Inc.	31,000	368,590
Hennes & Mauritz AB "B"	17,258	771,554
Hot Topic, Inc.*	12,200	149,328
Industria de Diseno Textil SA	5,458	232,912
Kingfisher PLC	6,218	16,928
Nitori Co., Ltd.	3,300	185,570
Rent-A-Center, Inc.*	26,000	500,500
Ross Stores, Inc.	8,300	314,902
The Buckle, Inc.	12,550	468,994
The Gap, Inc.	29,700	461,538
Tractor Supply Co.*	12,200	492,636
Urban Outfitters, Inc.*	15,900	309,891
Yamada Denki Co., Ltd.	150	6,921
		6,982,591
Textiles, Apparel & Luxury Goods 0.5%
Adidas AG	410	15,473
Billabong International Ltd.	772	5,875
Burberry Group PLC	1,345	8,008
Carter's, Inc.*	43,800	936,444
Christian Dior SA	332	22,300
Compagnie Financiere Richemont SA "A"	9,765	174,899
Deckers Outdoor Corp.*	3,800	214,776
Fuqi International, Inc.*	8,900	55,892
Gildan Activewear, Inc.*	1,800	20,605
Hermes International	172	22,740
Luxottica Group SpA	1,559	28,772
LVMH Moet Hennessy Louis Vuitton SA	524	39,617
NIKE, Inc. "B"	50,200	2,633,994
Steven Madden Ltd.*	14,700	432,474
Swatch Group AG (Bearer)	627	86,966
Swatch Group AG (Registered)	1,215	35,060
Timberland Co. "A"*	9,100	147,784
		4,881,679
Consumer Staples 5.4%
Beverages 0.8%
Anheuser-Busch InBev NV	5,043	153,923
Asahi Breweries Ltd.	1,500	18,870
C&C Group PLC	168,933	395,344
Carlsberg AS "B"	22,338	1,077,968
Central European Distribution Corp.*	10,600	237,440
Coca-Cola Amatil Ltd.	2,452	16,284
Coca-Cola Co.	4,000	172,200
Coca-Cola Enterprises, Inc.	35,300	602,218
Coca-Cola Hellenic Bottling Co. SA	14,100	225,223
Diageo PLC	6,131	73,590
Foster's Group Ltd.	14,875	56,964
Heineken NV	918	27,300
Kirin Holdings Co., Ltd.	4,000	44,014
National Beverage Corp.*	3,700	38,961
Pepsi Bottling Group, Inc.	5,600	175,112
PepsiCo, Inc.	108,284	5,388,212
Pernod Ricard SA	706	41,637
SABMiller PLC	2,214	37,149
		8,782,409
Food & Staples Retailing 1.8%
AEON Co., Ltd.	3,700	28,885
Carrefour SA*	2,304	93,178
Casino Guichard-Perrachon SA	260	16,288
Colruyt SA	158	35,978
CVS Caremark Corp.	89,930	2,857,975
Delhaize Group	718	48,318
George Weston Ltd.	800	39,708
J Sainsbury PLC	4,178	20,315
Kesko Oyj "B"	423	10,990
Koninklijke Ahold NV	6,132	67,464
Kroger Co.	63,688	1,376,935
Lawson, Inc.	300	11,633
Loblaw Companies Ltd.	1,800	48,496
Metro AG	2,692	114,442
Metro, Inc. "A"	1,400	43,409
Pantry, Inc.*	17,700	418,074
Safeway, Inc.	16,100	317,975
Seven & I Holdings Co., Ltd.	24,600	555,965
Shoppers Drug Mart Corp.	2,200	79,553
SUPERVALU, Inc.	39,500	645,825
Sysco Corp.	132,400	3,088,892
Tesco PLC	18,684	92,759
Wal-Mart Stores, Inc.	155,100	7,817,040
Walgreen Co.	11,600	364,588
Weis Markets, Inc.	4,200	155,358
Wesfarmers Ltd.	4,643	76,233
Wesfarmers Ltd. (PPS)	978	16,040
William Morrison Supermarkets PLC	5,191	18,861
Woolworths Ltd.	5,367	104,146
		18,565,323
Food Products 1.0%
Ajinomoto Co., Inc.	4,000	29,377
Archer-Daniels-Midland Co.	76,200	1,876,044
Bunge Ltd.	27,300	1,310,673
Cadbury PLC	3,264	24,461
Danisco AS	2,755	90,350
Danone SA	1,704	81,225
Darling International, Inc.*	38,800	221,936
Diamond Foods, Inc.	14,600	382,374
General Mills, Inc.	23,974	1,215,242
Green Mountain Coffee Roasters, Inc.*	7,100	513,401
J & J Snack Foods Corp.	11,100	430,236
Kellogg Co.	43,694	1,839,954
Kerry Group PLC "A"	11,541	236,651
Kraft Foods, Inc. "A"	35,377	827,822
Lance, Inc.	9,000	208,440
Nestle SA (Registered)	36,131	1,175,094
Nissin Foods Holdings Co., Ltd.	500	13,517
Parmalat SpA	9,453	18,830
Saputo, Inc.	3,200	58,460
SunOpta, Inc.*	119,200	214,560
Tate & Lyle PLC	1,463	5,941
Unilever NV (CVA)	9,259	183,098
Unilever PLC	3,062	59,761
Wilmar International Ltd.	4,000	9,581
Yakult Honsha Co., Ltd.	700	11,964
		11,038,992
Household Products 0.8%
Central Garden & Pet Co. "A"*	5,700	51,699
Colgate-Palmolive Co.	47,340	2,793,060
Energizer Holdings, Inc.*	25,900	1,484,070
Henkel AG & Co. KGaA	2,258	55,676
Kao Corp.	2,000	37,625
Kimberly-Clark Corp.	46,700	2,294,838
Procter & Gamble Co.	32,350	1,599,384
Reckitt Benckiser Group PLC	1,071	42,178
		8,358,530
Personal Products 0.1%
Beiersdorf AG	1,967	80,794
Chattem, Inc.*	4,500	247,095
China Sky One Medical, Inc.*	26,900	379,559
L'Oreal SA	1,014	72,390
Shiseido Co., Ltd.	2,000	35,140
		814,978
Tobacco 0.9%
Altria Group, Inc.	208,578	3,406,079
British American Tobacco PLC	5,511	133,729
Imperial Tobacco Group PLC	30,543	698,322
Japan Tobacco, Inc.	193	481,856
Lorillard, Inc.	15,500	978,515
Philip Morris International, Inc.	100,176	3,626,371
Reynolds American, Inc.	7,600	288,648
Swedish Match AB	19,204	274,790
		9,888,310
Energy 6.3%
Energy Equipment & Services 1.9%
Acergy SA	1,100	8,525
Aker Solutions ASA	2,700	16,504
AMEC PLC	73,804	672,842
Baker Hughes, Inc.	19,162	681,784
Cameron International Corp.*	64,800	1,657,584
Compagnie Generale de Geophysique-Veritas*	379	5,469
Dresser-Rand Group, Inc.*	22,900	564,027
ENSCO International, Inc.	39,528	1,117,852
Fugro NV (CVA)	2,890	103,258
Halliburton Co.	91,786	1,855,913
John Wood Group PLC	61,549	215,414
Key Energy Services, Inc.*	68,300	299,837
Lamprell PLC	118,259	165,998
Noble Corp.	38,210	1,044,279
Oil States International, Inc.*	35,900	678,510
Patterson-UTI Energy, Inc.	53,741	683,048
Prosafe Production Public Ltd.*	75,000	135,945
ProSafe SE*	49,480	205,779
Rowan Companies, Inc.	79,400	1,239,434
Saipem SpA	43,527	935,958
SBM Offshore NV	41,930	674,962
Schlumberger Ltd.	21,750	1,065,533
SEACOR Holdings, Inc.*	3,200	210,304
Seadrill Ltd.	1,500	16,240
Shinko Plantech Co., Ltd.	57,000	377,025
Technip SA	239	10,239
Tecnicas Reunidas SA	7,541	265,953
Tenaris SA	1,045	13,181
Tidewater, Inc.	11,100	480,075
Transocean Ltd.*	60,004	4,049,070
Unit Corp.*	9,300	253,797
Willbros Group, Inc.*	37,500	429,750
WorleyParsons Ltd.	832	11,086
		20,145,175
Oil, Gas & Consumable Fuels 4.4%
Alpha Natural Resources, Inc.*	16,200	331,776
Apache Corp.	5,900	429,874
BG Group PLC	63,353	1,018,660
BP PLC	14,659	103,946
Cameco Corp.	500	11,481
Canadian Natural Resources Ltd.	600	27,659
Canadian Oil Sands Trust (Units)	300	6,195
Chevron Corp.	81,350	5,377,235
Cimarex Energy Co.	7,300	196,370
Clayton Williams Energy, Inc.*	10,500	315,315
ConocoPhillips	116,266	4,766,906
CVR Energy, Inc.*	9,800	72,128
Delek US Holdings, Inc.	39,600	406,692
Devon Energy Corp.	17,960	931,226
Enbridge, Inc.	400	12,352
EnCana Corp.	800	36,665
Encore Acquisition Co.*	17,500	510,825
Eni SpA	8,884	192,532
EOG Resources, Inc.	20,630	1,309,592
EXCO Resources, Inc.*	30,000	353,400
ExxonMobil Corp.	199,474	13,298,932
Frontline Ltd.	240	4,814
Gazprom (ADR)	47,950	842,474
Husky Energy, Inc.	400	9,691
Imperial Oil Ltd.	1,000	35,741
INPEX Corp.	3	18,800
Marathon Oil Corp.	56,892	1,689,692
McMoRan Exploration Co.*	44,500	244,305
Murphy Oil Corp.	36,300	1,731,873
Neste Oil Oyj	358	4,633
Nexen, Inc.	61,886	1,178,287
Nippon Mining Holdings, Inc.	11,000	50,149
Nippon Oil Corp.	2,000	10,421
Noble Energy, Inc.	28,027	1,590,532
Occidental Petroleum Corp.	58,800	3,309,852
OMV AG	5,563	173,122
Origin Energy Ltd.	6,248	74,050
Petro-Canada	600	18,936
Petroleo Brasileiro SA (ADR)	18,900	634,473
Repsol YPF SA	23,817	453,274
Royal Dutch Shell PLC "A"	2,896	67,098
Royal Dutch Shell PLC "B"	2,321	53,233
Santos Ltd.	4,665	55,785
StatoilHydro ASA	48,200	902,714
Suncor Energy, Inc.	61,707	1,552,888
Talisman Energy, Inc.	800	10,023
TonenGeneral Sekiyu KK	4,000	37,868
Total SA	15,731	786,677
Tullow Oil PLC	1,051	12,409
Ultra Petroleum Corp.*	25,300	1,082,840
Venoco, Inc.*	55,600	242,972
Western Refining, Inc.*	24,700	310,973
Woodside Petroleum Ltd.	2,447	67,977
World Fuel Services Corp.	12,600	480,438
		47,448,775
Financials 6.3%
Capital Markets 1.2%
Ashmore Group PLC	146,387	488,605
Bank of New York Mellon Corp.	43,400	1,105,832
BGC Partners, Inc. "A"	28,100	72,779
Calamos Asset Management, Inc. "A"	1,800	20,538
Charles Schwab Corp.	41,200	761,376
Credit Suisse Group AG (Registered)	24,833	949,022
Daiwa Securities Group, Inc.	3,000	15,611
Greenhill & Co., Inc.	6,944	538,368
IGM Financial, Inc.	400	11,923
Jefferies Group, Inc.	18,100	354,217
Julius Baer Holding AG (Registered)	852	27,944
Knight Capital Group, Inc. "A"*	5,000	77,450
LaBranche & Co., Inc.*	17,600	73,568
Lazard Ltd. "A"	16,700	455,910
Macquarie Group Ltd.	1,135	27,470
Man Group PLC	1,445	5,328
Mediobanca SpA	2,189	25,217
Nomura Holdings, Inc.	4,000	23,987
Northern Trust Corp.	19,196	1,043,495
Partners Group Holding AG*	4,300	375,557
Penson Worldwide, Inc.*	10,600	107,484
Prospect Capital Corp.	12,924	117,221
Reinet Investments SCA*	678	7,146
T. Rowe Price Group, Inc.	46,800	1,802,736
The Goldman Sachs Group, Inc.	19,900	2,557,150
UBS AG (Registered)*	80,741	1,110,638
Waddell & Reed Financial, Inc. "A"	22,800	510,948
		12,667,520
Commercial Banks 1.5%
1st Source Corp.	4,400	86,416
Allied Irish Banks PLC	20,844	25,061
Anglo Irish Bank Corp. PLC	36,330	10,431
Australia & New Zealand Banking Group Ltd.	2,816	32,416
Banca Carige SpA	3,091	11,311
Banca Monte dei Paschi di Siena SpA	14,444	23,131
Banco Bilbao Vizcaya Argentaria SA	5,730	61,769
Banco Comercial Portugues SA (Registered)	247,779	230,612
Banco de Sabadell SA	2,031	11,691
Banco Espirito Santo SA (Registered)	11,498	56,401
Banco Latinoamericano de Exportaciones SA "E"	34,500	424,350
Banco Popolare Societa Cooperativa	4,446	29,019
Banco Popular Espanol SA	1,775	14,547
Banco Santander SA	100,560	949,344
Bank of East Asia Ltd.	6,600	15,711
Bank of Montreal	900	29,791
Bank of Nova Scotia	1,700	48,352
Barclays PLC	11,573	47,089
BNP Paribas	14,026	738,484
BOC Hong Kong (Holdings) Ltd.	15,500	21,977
Canadian Imperial Bank of Commerce	600	26,935
Cardinal Financial Corp.	14,600	114,610
Chuo Mitsui Trust Holdings, Inc.	2,000	6,541
Commonwealth Bank of Australia	1,927	48,996
Credit Agricole SA	3,358	48,710
Cullen/Frost Bankers, Inc.	10,788	508,007
Danske Bank AS*	11,804	128,782
DBS Group Holdings Ltd.	9,000	57,388
Deutsche Postbank AG	1,088	23,163
Dexia SA	14,077	68,386
DnB NOR ASA	128,600	801,933
Erste Group Bank AG	7,095	148,364
Governor and Co. of the Bank of Ireland	19,082	19,058
Home Bancshares, Inc.	2,400	52,920
HSBC Holdings PLC	174,841	1,242,004
Industrial & Commercial Bank of China Ltd. "H"	1,444,000	824,743
Intesa Sanpaolo	27,240	86,286
Intesa Sanpaolo (RSP)	11,549	25,538
Jyske Bank AS (Registered)*	1,200	30,850
KBC Groep NV	3,201	70,214
Lloyds Banking Group PLC	7,908	12,892
M&T Bank Corp.	11,030	578,523
Marshall & Ilsley Corp.	125,500	725,390
Mitsubishi UFJ Financial Group, Inc.	16,900	92,045
Mizuho Financial Group, Inc.	18,000	37,811
Mizuho Trust & Banking Co., Ltd.*	10,000	10,373
National Australia Bank Ltd.	2,506	37,444
National Bank of Canada	400	14,632
Natixis	14,514	32,977
NBT Bancorp., Inc.	18,700	442,816
Nordea Bank AB	18,166	135,091
Oriental Financial Group, Inc.	46,900	435,701
Oversea-Chinese Banking Corp., Ltd.	24,000	94,484
Park National Corp.	6,800	455,260
Peoples Bancorp., Inc.	1,400	23,198
PNC Financial Services Group, Inc.	6,800	269,960
PrivateBancorp., Inc.	20,500	415,125
Prosperity Bancshares, Inc.	13,800	383,226
Raiffeisen International Bank-Holding AG	3,744	128,678
Regions Financial Corp.	70,700	317,443
Resona Holdings, Inc.	900	11,978
Royal Bank of Canada	2,200	77,985
Royal Bank of Scotland Group PLC	10,314	6,272
Santander BanCorp.	14,700	98,490
Shinsei Bank Ltd.*	9,000	11,807
Signature Bank*	16,400	445,916
Skandinaviska Enskilda Banken AB "A"*	5,129	20,008
Societe Generale	998	50,499
Southside Bancshares, Inc.	12,000	255,600
Standard Chartered PLC	3,073	47,257
Sumitomo Mitsui Financial Group, Inc.	1,300	44,991
Sumitomo Trust & Banking Co., Ltd.	3,000	12,501
SunTrust Banks, Inc.	62,100	896,724
Svenska Handelsbanken AB "A"	2,800	48,875
Swedbank AB "A"*	4,746	26,841
The Bank of Yokohama Ltd.	2,000	8,462
The Chiba Bank Ltd.	2,000	9,885
Tompkins Financial Corp.	4,400	185,460
Toronto-Dominion Bank	900	35,523
UBI Banca-Unione di Banche Italiane ScpA	2,397	32,953
UMB Financial Corp.	8,700	398,199
UniCredit SpA	40,062	96,925
United Overseas Bank Ltd.	10,000	76,976
Wells Fargo & Co.	53,700	1,074,537
Westpac Banking Corp.	5,280	73,478
Wing Hang Bank Ltd.	74,500	443,704
		16,336,246
Consumer Finance 0.1%
AEON Credit Service Co., Ltd.	21,000	237,806
Credit Saison Co., Ltd.	600	6,689
Nelnet, Inc. "A"*	42,400	255,672
ORIX Corp.	160	7,548
		507,715
Diversified Financial Services 1.0%
ASX Ltd.	696	16,514
Bank of America Corp.	236,700	2,113,731
Citigroup, Inc.	137,900	420,595
CME Group, Inc.	12,087	2,675,457
Compagnie Nationale a Portefeuille	730	35,247
Criteria Caixacorp SA	3,269	12,299
Deutsche Boerse AG	676	49,898
Eurazeo	782	31,868
Financiere Marc de Lacharriere SA	6,997	331,193
Fortis	15,311	37,919
Groupe Bruxelles Lambert SA	1,335	96,356
Hellenic Exchanges SA	25,800	225,599
Hong Kong Exchanges & Clearing Ltd.	4,000	45,972
Investor AB "B"	2,110	30,505
JPMorgan Chase & Co.	123,014	4,059,462
Medallion Financial Corp.	4,600	33,902
Mitsubishi UFJ Lease & Finance Co., Ltd.	310	7,166
NYSE Euronext	28,413	658,329
Singapore Exchange Ltd.	9,000	37,791
		10,919,803
Insurance 1.7%
Aegon NV	16,556	84,130
Alleanza Assicurazioni SpA	2,400	16,060
Alleghany Corp.	0	61
Allianz SE (Registered)	9,924	910,546
Allied World Assurance Co. Holdings Ltd.	12,200	453,108
Allstate Corp.	44,600	1,040,518
American Equity Investment Life Holding Co.	54,900	309,087
American Physicians Capital, Inc.	900	37,494
AMP Ltd.	3,058	11,494
Aon Corp.	26,096	1,101,251
Assicurazioni Generali SpA	3,475	70,595
Assurant, Inc.	46,644	1,139,979
Aviva PLC	1,867	8,520
AXA Asia Pacific Holdings Ltd.	1,676	4,763
AXA SA*	59,407	989,924
Baloise Holding AG (Registered)	394	28,838
China Life Insurance Co., Ltd. "H"	258,700	909,399
Chubb Corp.	11,933	464,790
Cincinnati Financial Corp.	21,158	506,734
CNP Assurances	210	16,584
Crawford & Co. "B"*	2,000	11,900
Enstar Group Ltd.*	2,400	171,216
First American Corp.	28,730	806,738
Great-West Lifeco, Inc.	500	8,585
Hallmark Financial Services, Inc.*	7,400	49,728
Hannover Rueckversicherung AG (Registered)	234	7,599
HCC Insurance Holdings, Inc.	19,536	467,301
Infinity Property & Casualty Corp.	1,700	59,908
Insurance Australia Group Ltd.	3,370	8,494
Irish Life & Permanent PLC	5,295	13,245
Legal & General Group PLC	6,916	5,907
Loews Corp.	46,900	1,167,341
Maiden Holdings Ltd.	20,400	92,004
Manulife Financial Corp.	2,500	42,571
Mapfre SA	4,023	11,489
MetLife, Inc.	35,335	1,051,216
Mitsui Sumitomo Insurance Group Holdings, Inc.	600	16,341
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,796	385,927
National Financial Partners Corp.	2,200	15,532
NIPPONKOA Insurance Co., Ltd.	1,000	5,431
Odyssey Re Holdings Corp.	13,022	498,612
Old Mutual PLC	28,741	28,760
PartnerRe Ltd.	7,798	531,746
Power Corp. of Canada	600	11,218
Power Financial Corp.	400	8,001
Progressive Corp.*	25,900	395,752
Prudential PLC	1,794	10,348
QBE Insurance Group Ltd.	1,226	19,338
RenaissanceRe Holdings Ltd.	800	38,928
Sampo Oyj "A"	14,611	273,331
SCOR SE	488	10,277
Sompo Japan Insurance, Inc.	2,000	11,977
Stewart Information Services Corp.	19,200	434,112
Sun Life Financial, Inc.	900	21,043
Suncorp-Metway Ltd.	1,450	6,193
Swiss Life Holding AG (Registered)	62	4,812
Swiss Re (Registered)	602	14,205
T&D Holdings, Inc.	300	8,916
The Travelers Companies, Inc.	38,550	1,585,947
Tokio Marine Holdings, Inc.	1,100	29,072
Topdanmark AS*	425	50,324
Tower Group, Inc.	2,100	57,099
Transatlantic Holdings, Inc.	6,700	254,131
Trygvesta AS	773	42,331
Validus Holdings Ltd.	21,500	481,600
Vienna Insurance Group*	2,623	102,757
Zurich Financial Services AG	435	80,340
		17,513,518
Real Estate Investment Trusts 0.5%
AMB Property Corp. (REIT)	5,500	104,995
Annaly Capital Management, Inc. (REIT)	10,300	144,921
Apartment Investment & Management Co. "A" (REIT)	7,779	56,787
AvalonBay Communities, Inc. (REIT)	4,216	239,511
BioMed Realty Trust, Inc. (REIT)	15,300	174,573
Boston Properties, Inc. (REIT)	4,900	242,158
CapitaMall Trust (REIT)	10,000	8,391
Colonial Properties Trust (REIT)	17,400	125,976
Corio NV (REIT)	227	10,051
Cousins Properties, Inc. (REIT)	11,400	96,330
Digital Realty Trust, Inc. (REIT)	1,400	50,414
Entertainment Properties Trust (REIT)	7,000	161,770
Equity Residential (REIT)	10,700	244,923
First Industrial Realty Trust, Inc. (REIT)	27,600	104,052
Glimcher Realty Trust (REIT)	11,600	28,420
HCP, Inc. (REIT)	4,400	96,580
Healthcare Realty Trust, Inc. (REIT)	8,000	134,320
Home Properties, Inc. (REIT)	5,500	200,420
Hospitality Properties Trust (REIT)	10,000	122,400
Host Hotels & Resorts, Inc. (REIT)	17,000	130,730
Kimco Realty Corp. (REIT)	11,400	137,028
LaSalle Hotel Properties (REIT)	11,600	138,736
Lexington Realty Trust (REIT)	20,685	79,637
Link (REIT)	8,000	15,622
Maguire Properties, Inc. (REIT)*	9,700	10,573
Mid-America Apartment Communities, Inc. (REIT)	5,200	192,348
National Retail Properties, Inc. (REIT)	7,800	138,372
Parkway Properties, Inc. (REIT)	8,200	113,734
Pennsylvania Real Estate Investment Trust (REIT)	22,100	171,275
ProLogis (REIT)	9,900	90,189
Public Storage (REIT)	6,600	441,276
Realty Income Corp. (REIT)	2,700	60,291
Redwood Trust, Inc. (REIT)	10,900	177,343
Senior Housing Properties Trust (REIT)	16,500	270,435
Simon Property Group, Inc. (REIT)	5,786	298,558
Sovran Self Storage, Inc. (REIT)	5,100	114,954
Stockland (REIT)	2,927	6,650
Strategic Hotels & Resorts, Inc. (REIT)	16,100	13,524
Sunstone Hotel Investors, Inc. (REIT)	17,399	92,041
Unibail-Rodamco (REIT)	195	28,958
Vornado Realty Trust (REIT)	6,916	338,123
Washington Real Estate Investment Trust (REIT)	9,600	204,768
Wereldhave NV (REIT)	152	10,389
Westfield Group (REIT)	2,826	21,956
		5,644,502
Real Estate Management & Development 0.2%
AEON Mall Co., Ltd.	31,000	406,269
Brookfield Asset Management, Inc. "A"	1,000	15,319
CapitaLand Ltd.	17,000	31,296
Cheung Kong (Holdings) Ltd.	6,000	62,509
City Developments Ltd.	2,000	8,670
Hang Lung Properties Ltd.	7,000	19,871
Henderson Land Development Co., Ltd.	4,000	18,654
Hopewell Holdings Ltd.	5,000	12,928
Lend Lease Corp., Ltd.	911	4,790
Midland Holdings Ltd.	602,000	247,218
Mitsubishi Estate Co., Ltd.	2,000	26,095
Mitsui Fudosan Co., Ltd.	2,000	25,132
New World Development Co., Ltd.	16,000	20,987
Sino Land Co., Ltd.	18,000	22,913
Soho China	869,000	424,551
Sumitomo Realty & Development Co., Ltd.	21,000	251,265
Sun Hung Kai Properties Ltd.	6,000	61,751
Swire Pacific Ltd. "A"	3,000	23,414
Wharf Holdings Ltd.	5,000	16,508
		1,700,140
Thrifts & Mortgage Finance 0.1%
Astoria Financial Corp.	24,400	201,544
Dime Community Bancshares	24,900	207,666
New York Community Bancorp., Inc.	45,824	518,269
Ocwen Financial Corp.*	600	6,672
People's United Financial, Inc.	27,925	436,189
		1,370,340
Health Care 7.8%
Biotechnology 1.1%
Actelion Ltd. (Registered)*	272	12,419
Alexion Pharmaceuticals, Inc.*	17,100	571,482
Amgen, Inc.*	17,500	848,225
BioMarin Pharmaceutical, Inc.*	10,900	140,174
Celgene Corp.*	45,200	1,930,944
CSL Ltd.	8,993	224,825
Dendreon Corp.*	19,200	407,040
Enzon Pharmaceuticals, Inc.*	61,700	354,775
Gilead Sciences, Inc.*	102,420	4,690,836
Grifols SA	23,908	419,838
Intercell AG*	30,710	808,357
Isis Pharmaceuticals, Inc.*	11,700	183,456
Metabolix, Inc.*	14,100	111,390
Myriad Genetics, Inc.*	10,700	415,053
NPS Pharmaceuticals, Inc.*	23,800	82,348
PDL BioPharma, Inc.	63,500	454,025
		11,655,187
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	69,936	3,391,896
Becton, Dickinson & Co.	26,278	1,589,294
C.R. Bard, Inc.	8,900	637,507
Cochlear Ltd.	838	30,304
Edwards Lifesciences Corp.*	29,800	1,888,724
Essilor International SA	1,068	45,968
Getinge AB "B"	800	9,357
Masimo Corp.*	1,800	52,020
Medtronic, Inc.	33,860	1,083,520
Nobel Biocare Holding AG (Bearer)	485	9,904
NxStage Medical, Inc.*	39,500	88,480
Olympus Corp.	2,000	32,594
Smith & Nephew PLC	4,258	30,097
Somanetics Corp.*	26,300	426,323
Sonova Holding AG (Registered)	186	12,182
St. Jude Medical, Inc.*	42,300	1,417,896
Synthes, Inc.	36	3,656
Terumo Corp.	1,400	52,951
Thoratec Corp.*	27,600	802,056
William Demant Holding AS*	125	5,929
		11,610,658
Health Care Providers & Services 2.3%
Aetna, Inc.	65,200	1,435,052
AMERIGROUP Corp.*	21,800	651,166
AmerisourceBergen Corp.	5,200	174,928
Celesio AG	1,152	25,515
Centene Corp.*	23,700	435,369
Chemed Corp.	11,100	469,863
CorVel Corp.*	6,600	148,500
Coventry Health Care, Inc.*	154,900	2,464,459
Diagnosticos da America*	22,100	322,976
Emergency Medical Services Corp. "A"*	12,400	432,016
Express Scripts, Inc.*	53,200	3,403,204
Fresenius Medical Care AG & Co. KGaA	64,117	2,523,916
Gentiva Health Services, Inc.*	23,900	380,727
Healthspring, Inc.*	45,100	416,273
HMS Holdings Corp.*	11,600	347,768
Humana, Inc.*	7,400	212,972
Laboratory Corp. of America Holdings*	18,200	1,167,530
LHC Group, Inc.*	17,600	401,632
Magellan Health Services, Inc.*	14,400	425,664
McKesson Corp.	104,920	3,882,040
Medco Health Solutions, Inc.*	31,188	1,358,237
Mediceo Paltac Holdings Co., Ltd.	1,400	14,183
Owens & Minor, Inc.	14,500	502,860
RehabCare Group, Inc.*	24,200	404,140
Sonic Healthcare Ltd.	6,569	55,740
Suzuken Co., Ltd.	600	14,764
UnitedHealth Group, Inc.	18,400	432,768
Universal Health Services, Inc. "B"	13,800	695,520
WellPoint, Inc.*	30,093	1,286,777
		24,486,559
Health Care Technology 0.0%
So-net M3, Inc.	73	237,921
Life Sciences Tools & Services 0.3%
ICON PLC (ADR)	29,200	462,528
Life Technologies Corp.*	12,600	469,980
Lonza Group AG (Registered)	4,420	406,704
QIAGEN NV*	37,200	614,690
Thermo Fisher Scientific, Inc.*	31,678	1,111,264
		3,065,166
Pharmaceuticals 3.0%
Abbott Laboratories	129,113	5,403,379
Allergan, Inc.	13,800	643,908
Astellas Pharma, Inc.	17,300	564,381
AstraZeneca PLC	5,250	184,102
Bayer AG*	19,997	992,026
Bristol-Myers Squibb Co.	23,627	453,638
Caraco Pharmaceutical Laboratories Ltd.*	32,200	144,256
Chugai Pharmaceutical Co., Ltd.	2,000	37,077
Daiichi Sankyo Co., Ltd.	5,100	85,773
Eisai Co., Ltd.	2,200	59,362
Elan Corp. PLC*	70,168	419,020
Eli Lilly & Co.	67,700	2,228,684
Flamel Technologies SA (ADR)*	54,400	320,960
GlaxoSmithKline PLC	19,352	298,836
Hisamitsu Pharmaceutical Co., Inc.	600	16,952
Johnson & Johnson	99,666	5,218,512
Kyowa Hakko Kirin Co., Ltd.	2,000	17,530
Merck & Co., Inc.	102,156	2,476,261
Merck KGaA	538	48,166
MiddleBrook Pharmaceuticals, Inc.*	134,900	190,209
Mitsubishi Tanabe Pharma Corp.	2,000	18,951
Mylan, Inc.*	76,725	1,016,606
Novartis AG (Registered)	19,629	741,346
Noven Pharmaceuticals, Inc.*	32,000	330,240
Novo Nordisk AS "B"	5,750	272,830
Ono Pharmaceutical Co., Ltd.	900	38,175
Par Pharmaceutical Companies, Inc.*	22,500	241,425
Pfizer, Inc.	281,900	3,766,184
Roche Holding AG (Genusschein)	1,554	196,364
Sanofi-Aventis	7,098	408,540
Shionogi & Co., Ltd.	2,000	34,429
Shire PLC	2,151	26,867
Stada Arzneimittel AG	19,200	359,040
Takeda Pharmaceutical Co., Ltd.	6,000	213,260
Teva Pharmaceutical Industries Ltd. (ADR)	45,290	1,987,778
UCB SA*	9,903	269,670
Watson Pharmaceuticals, Inc.*	27,400	847,756
Wyeth	42,694	1,810,226
		32,382,719
Industrials 6.8%
Aerospace & Defense 2.0%
American Science & Engineering, Inc.	7,200	433,872
BAE Systems PLC	16,730	88,004
BE Aerospace, Inc.*	22,100	238,459
Bombardier, Inc. "B"	11,600	36,745
CAE, Inc.	61,100	389,139
Cobham PLC	3,674	9,526
Cubic Corp.	14,300	410,553
DynCorp International, Inc. "A"*	24,000	366,000
European Aeronautic Defence & Space Co.	703	10,128
Finmeccanica SpA	654	9,219
General Dynamics Corp.	45,800	2,366,486
Honeywell International, Inc.	70,629	2,204,331
L-3 Communications Holdings, Inc.	14,200	1,081,330
Lockheed Martin Corp.	38,900	3,054,817
Northrop Grumman Corp.	63,500	3,070,225
Precision Castparts Corp.	3,900	291,954
Raytheon Co.	14,100	637,743
Rockwell Collins, Inc.	43,700	1,675,895
Rolls-Royce Group PLC*	6,433	32,038
Rolls-Royce Group PLC "C"*	551,951	817
Singapore Technologies Engineering Ltd.	12,000	20,704
Thales SA	226	9,341
TransDigm Group, Inc.*	13,100	460,334
Triumph Group, Inc.	9,600	396,768
United Technologies Corp.	78,340	3,826,126
		21,120,554
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	2,728	31,288
TNT NV	3,411	62,835
Toll Holdings Ltd.	12,640	54,114
United Parcel Service, Inc. "B"	2,400	125,616
Yamato Holdings Co., Ltd.	2,000	22,273
		296,126
Airlines 0.1%
Air France-KLM	357	3,951
Allegiant Travel Co.*	800	41,632
Deutsche Lufthansa AG (Registered)	905	11,526
Hawaiian Holdings, Inc.*	80,600	402,194
Qantas Airways Ltd.	16,139	23,271
Ryanair Holdings PLC (ADR)*	14,700	402,045
Singapore Airlines Ltd.	9,000	64,768
		949,387
Building Products 0.2%
AAON, Inc.	21,200	412,976
Apogee Enterprises, Inc.	18,400	246,560
Asahi Glass Co., Ltd.	2,000	11,923
Assa Abloy AB "B"	1,200	14,212
Compagnie de Saint-Gobain	19,543	698,900
Daikin Industries Ltd.	400	10,674
Geberit AG (Registered)	186	19,873
NCI Building Systems, Inc.*	14,100	55,695
Universal Forest Products, Inc.	9,700	325,532
Wienerberger AG	21,083	247,369
		2,043,714
Commercial Services & Supplies 0.6%
Babcock International Group PLC	112,403	721,955
Brambles Ltd.	18,859	80,896
Comfort Systems USA, Inc.	38,400	414,336
Courier Corp.	2,600	40,768
Dai Nippon Printing Co., Ltd.	1,000	10,584
Daiseki Co., Ltd.	11,200	214,386
Deluxe Corp.	30,300	439,350
G4S PLC	8,103	22,472
Healthcare Services Group, Inc.	10,000	178,800
PRG-Schultz International, Inc.*	12,600	37,296
R.R. Donnelley & Sons Co.	54,900	639,585
Ritchie Bros. Auctioneers, Inc.	900	19,858
Schawk, Inc.	23,500	168,965
Secom Co., Ltd.	300	11,096
Securitas AB "B"*	2,851	23,668
Serco Group PLC	116,582	628,357
Standard Register Co.	20,100	104,922
Stericycle, Inc.*	35,900	1,690,172
Sykes Enterprises, Inc.*	22,200	436,452
Tetra Tech, Inc.*	5,000	122,800
The Brink's Co.	14,100	399,735
Toppan Printing Co., Ltd.	1,000	7,548
		6,414,001
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	4,030	201,617
Aecom Technology Corp.*	28,900	743,597
Balfour Beatty PLC	43,382	214,534
Bouygues SA	742	31,777
Chicago Bridge & Iron Co. NV (NY Registered Shares)	22,100	236,470
FLSmidth & Co. AS*	1,130	36,161
Fluor Corp.	22,600	855,862
Fomento de Construcciones y Contratas SA	881	31,555
Granite Construction, Inc.	12,300	485,235
Grupo Ferrovial SA	964	27,783
Hochtief AG	300	14,667
JGC Corp.	1,000	13,035
Koninklijke Boskalis Westminster NV	888	20,679
Leighton Holdings Ltd.	1,959	29,896
Perini Corp.*	5,800	100,340
Skanska AB "B"	1,600	17,356
SNC-Lavalin Group, Inc.	1,400	40,769
Vinci SA	989	44,205
		3,145,538
Electrical Equipment 0.8%
ABB Ltd. (Registered)*	60,424	853,797
Alstom SA	8,432	526,992
AMETEK, Inc.	82,100	2,644,441
Emerson Electric Co.	68,426	2,329,221
EnerSys*	23,500	400,675
Gamesa Corp. Tecnologica SA	4,215	79,081
GT Solar International, Inc.*	57,000	404,130
Mitsubishi Electric Corp.	3,000	15,911
Powell Industries, Inc.*	700	25,193
Q-Cells SE*	746	15,885
Rockwell Automation, Inc.	18,344	579,487
Schneider Electric SA*	412	31,067
SGL Carbon SE*	9,600	279,381
Sumitomo Electric Industries Ltd.	1,500	14,562
Vestas Wind Systems AS*	2,803	182,440
Woodward Governor Co.	4,000	79,840
		8,462,103
Industrial Conglomerates 0.4%
3M Co.	12,300	708,480
Carlisle Companies, Inc.	9,100	207,025
CSR Ltd.	25,620	25,028
Fraser & Neave Ltd.	3,000	5,279
General Electric Co.	141,100	1,784,915
Hutchison Whampoa Ltd.	38,000	222,113
Keppel Corp., Ltd.	16,000	63,975
Koninklijke (Royal) Philips Electronics NV	38,617	696,292
Orkla ASA	3,000	21,716
SembCorp Industries Ltd.	25,000	45,687
Siemens AG (Registered)	2,902	194,793
Smiths Group PLC	1,308	14,040
Tredegar Corp.	24,600	432,468
Wendel	438	16,011
		4,437,822
Machinery 1.0%
AGCO Corp.*	12,200	296,460
Alfa Laval AB	2,522	22,425
Ampco-Pittsburgh Corp.	8,200	199,752
Atlas Copco AB "A"	3,320	30,884
Atlas Copco AB "B"	1,894	15,697
Austal Ltd.	177,583	335,390
Chart Industries, Inc.*	23,600	326,388
CIRCOR International, Inc.	3,200	82,336
Danaher Corp.	5,900	344,796
Dover Corp.	45,919	1,413,387
FANUC Ltd.	300	21,596
Flowserve Corp.	10,900	740,110
Gardner Denver, Inc.*	19,200	511,104
Hansen Transmissions*	83,542	181,030
Hitachi Construction Machinery Co., Ltd.	600	8,115
Invensys PLC*	2,690	7,908
Joy Global, Inc.	16,800	428,400
KCI Konecranes Oyj	336	6,821
Komatsu Ltd.	42,300	520,065
Kone Oyj "B"	5,688	155,563
Kubota Corp.	2,000	12,005
MAN AG	476	29,405
Metso Corp.	4,584	70,272
Mitsubishi Heavy Industries Ltd.	5,000	16,223
Mueller Water Products, Inc. "A"	65,300	273,607
Oshkosh Corp.	92,300	886,080
Parker Hannifin Corp.	26,000	1,179,100
Sandvik AB	2,914	19,132
Scania AB "B"	2,119	22,619
Schindler Holding AG	266	13,949
SembCorp Marine Ltd.	16,000	22,523
SKF AB "B"	1,800	19,730
SPX Corp.	3,300	152,361
Sulzer AG (Registered)	140	7,603
The Weir Group PLC	16,748	119,004
Timken Co.	115,200	1,852,416
Vallourec SA	105	11,402
Volvo AB "B"	4,715	30,687
Wartsila Oyj	2,886	94,957
Zardoya Otis SA	3,267	66,865
		10,548,167
Marine 0.0%
A P Moller-Maersk AS "A"*	8	45,644
A P Moller-Maersk AS "B"*	17	98,497
American Commercial Lines, Inc.*	35,500	176,790
Kuehne & Nagel International AG (Registered)	248	18,640
Mitsui O.S.K. Lines Ltd.	2,000	11,416
Nippon Yusen Kabushiki Kaisha	2,000	8,181
Pacific Basin Shipping Ltd.	35,000	17,389
		376,557
Professional Services 0.4%
Adecco SA (Registered)	573	22,596
Bureau Veritas SA	4,845	197,405
Capita Group PLC	1,502	15,125
COMSYS IT Partners, Inc.*	11,200	59,136
Duff & Phelps Corp. "A"*	11,600	218,776
Experian PLC	2,421	15,977
FTI Consulting, Inc.*	16,900	927,472
Manpower, Inc.	61,000	2,628,490
Michael Page International PLC	116,000	471,751
Randstad Holdings NV	992	22,615
SGS SA (Registered)	21	23,476
		4,602,819
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	9,400	634,312
Canadian National Railway Co.	3,100	125,320
Canadian Pacific Railway Ltd.	1,300	46,518
Central Japan Railway Co.	2	11,829
ComfortDelGro Corp., Ltd.	25,000	23,859
CSX Corp.	26,400	781,176
DSV AS	3,650	41,432
East Japan Railway Co.	8,278	466,295
FirstGroup PLC	3,797	18,505
Marten Transport Ltd.*	20,800	431,392
MTR Corp., Ltd.	26,500	67,160
Norfolk Southern Corp.	75,205	2,683,314
Ryder System, Inc.	29,100	805,779
Tokyu Corp.	3,000	12,780
Union Pacific Corp.	13,900	683,046
Werner Enterprises, Inc.	3,500	57,225
West Japan Railway Co.	4	12,238
		6,902,180
Trading Companies & Distributors 0.2%
Beacon Roofing Supply, Inc.*	28,200	448,380
Bunzl PLC	3,659	29,610
Finning International, Inc.	1,800	21,450
Itochu Corp.	2,000	10,615
Marubeni Corp.	3,000	10,781
Mitsubishi Corp.	43,600	670,159
Mitsui & Co., Ltd.	60,000	628,464
Noble Group Ltd.	32,000	27,772
Sumitomo Corp.	1,600	13,885
WESCO International, Inc.*	8,900	231,400
Wolseley PLC*	167	2,992
		2,095,508
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	5,439	97,575
Atlantia SpA	591	10,412
Brisa	38,202	260,488
Cintra Concesiones de Infraestructuras de Transporte SA*	4,048	22,055
Hopewell Highway Infrastructure Ltd.	500	272
Koninklijke Vopak NV	4,892	215,388
Macquarie Infrastructure Group (Units)	47,418	46,556
Transurban Group (Units)	17,281	56,104
		708,850
Information Technology 9.3%
Communications Equipment 2.0%
Alcatel-Lucent*	28,723	72,705
BigBand Networks*	12,300	72,078
Brocade Communications Systems, Inc.*	278,533	1,609,921
Cisco Systems, Inc.*	261,030	5,043,100
DG Fastchannel, Inc.*	7,600	177,308
EchoStar Corp. "A"*	34,500	545,790
EMS Technologies, Inc.*	14,100	268,605
Nokia Oyj	72,386	1,031,680
Nokia Oyj (ADR)	105,555	1,492,548
QUALCOMM, Inc.	163,470	6,918,050
Research In Motion Ltd.*	42,100	2,924,851
Riverbed Technology, Inc.*	25,500	467,160
Starent Networks Corp.*	22,100	436,033
Symmetricom, Inc.*	23,200	115,536
Tekelec*	29,200	452,600
Telefonaktiebolaget LM Ericsson "B"	25,973	224,074
		21,852,039
Computers & Peripherals 1.7%
Apple, Inc.*	59,780	7,522,117
Compal Electronics, Inc.	268,000	227,735
Compellent Technologies, Inc.*	1,700	18,972
EMC Corp.*	186,490	2,336,720
Fujitsu Ltd.	4,000	17,098
Hewlett-Packard Co.	24,600	885,108
International Business Machines Corp.	41,140	4,246,059
Logitech International SA (Registered)*	29,485	392,178
NEC Corp.*	1,000	3,288
Seagate Technology	120,300	981,648
Synaptics, Inc.*	14,700	477,456
Toshiba Corp.	7,000	23,923
Western Digital Corp.*	12,900	303,408
Wincor Nixdorf AG	4,364	218,737
		17,654,447
Electronic Equipment, Instruments & Components 1.0%
Arrow Electronics, Inc.*	89,700	2,039,778
Avnet, Inc.*	80,600	1,764,334
Cogent, Inc.*	71,200	807,408
Electrocomponents PLC	7,201	16,771
Fujifilm Holdings Corp.	1,000	25,689
Hirose Electric Co., Ltd.	100	10,401
Hitachi Ltd.	7,000	24,369
Hoya Corp.	800	13,805
Inspur International Ltd.	1,485,000	257,950
Itron, Inc.*	13,600	625,600
Jabil Circuit, Inc.	165,700	1,342,170
Keyence Corp.	100	17,647
Kingboard Chemical Holdings Ltd.	253,000	619,056
Kyocera Corp.	300	23,245
Multi-Fineline Electronix, Inc.*	20,200	405,414
Murata Manufacturing Co., Ltd.	400	16,049
Nidec Corp.	8,800	483,733
Nippon Electric Glass Co., Ltd.	1,000	8,041
RadiSys Corp.*	11,500	82,455
Rotork PLC	16,493	197,482
SYNNEX Corp.*	20,500	441,365
TDK Corp.	300	13,465
Tech Data Corp.*	47,800	1,376,162
Venture Corp., Ltd.	60,000	240,285
		10,852,674
Internet Software & Services 0.4%
EarthLink, Inc.*	13,000	98,540
eBay, Inc.*	19,700	324,459
Google, Inc. "A"*	5,990	2,371,860
Internet Initiative Japan, Inc.	177	247,774
Meetic*	11,038	246,983
S1 Corp.*	46,700	289,540
SAVVIS, Inc.*	30,800	350,504
Sohu.com, Inc.*	2,200	114,730
United Internet AG (Registered)	52,114	544,685
Yahoo! Japan Corp.	28	6,970
Yahoo!, Inc.*	14,500	207,205
		4,803,250
IT Services 1.0%
Accenture Ltd. "A"	91,340	2,688,136
Acxiom Corp.	45,200	436,180
Atos Origin SA	562	17,413
Automatic Data Processing, Inc.	40,200	1,415,040
Broadridge Financial Solutions, Inc.	37,000	715,950
Cap Gemini SA*	1,495	55,879
CGI Group, Inc. "A"*	2,000	17,732
CIBER, Inc.*	42,000	135,660
Computer Sciences Corp.*	7,000	258,720
Computershare Ltd.	1,801	11,941
CSG Systems International, Inc.*	30,700	445,150
Heartland Payment Systems, Inc.	41,100	330,444
iGATE Corp.	25,300	95,887
Indra Sistemas SA	23,201	459,366
Logica PLC	83,488	94,446
ManTech International Corp. "A"*	19,700	712,943
NTT Data Corp.	3	7,867
SAIC, Inc.*	84,000	1,520,400
Sapient Corp.*	28,100	144,153
TeleTech Holdings, Inc.*	4,300	57,061
Visa, Inc. "A"	7,100	461,216
Xchanging PLC	89,810	245,556
		10,327,140
Office Electronics 0.1%
Brother Industries Ltd.	1,000	8,054
Canon, Inc.	25,200	759,969
Konica Minolta Holdings, Inc.	1,000	8,094
Neopost SA	285	24,083
Ricoh Co., Ltd.	1,000	12,234
		812,434
Semiconductors & Semiconductor Equipment 1.2%
ARM Holdings PLC	181,119	317,970
ASML Holding NV	11,900	241,857
Broadcom Corp. "A"*	102,780	2,383,468
Infineon Technologies AG*	12,363	32,581
Integrated Device Technology, Inc.*	42,500	230,775
Intel Corp.	305,297	4,817,587
IXYS Corp.	8,900	84,906
Lam Research Corp.*	8,600	239,768
NVIDIA Corp.*	69,000	792,120
ROHM Co., Ltd.	200	12,182
Semtech Corp.*	21,800	314,356
Siliconware Precision Industries Co.	339,000	426,179
Skyworks Solutions, Inc.*	58,000	512,720
STMicroelectronics NV	7,488	49,421
Tessera Technologies, Inc.*	17,400	244,296
Texas Instruments, Inc.	106,420	1,921,945
Tokyo Electron Ltd.	300	13,674
Volterra Semiconductor Corp.*	36,500	419,385
		13,055,190
Software 1.9%
Adobe Systems, Inc.*	50,050	1,368,867
Advent Software, Inc.*	12,200	405,528
ANSYS, Inc.*	4,600	127,052
Commvault Systems, Inc.*	21,300	265,185
Compuware Corp.*	58,700	439,076
Dassault Systemes SA	902	37,195
i2 Technologies, Inc.*	30,700	273,844
Intuit, Inc.*	8,000	185,040
Konami Corp.	400	5,880
Microsoft Corp.	511,630	10,365,624
Misys PLC	5,338	10,914
Nintendo Co., Ltd.	2,100	561,837
Norkom Group PLC*	96,153	91,921
Oracle Corp.	155,300	3,003,502
Renaissance Learning, Inc.	5,900	56,640
SAP AG	5,637	215,591
Software AG*	4,596	286,636
Sourcefire, Inc.*	3,300	35,739
Square Enix Holdings Co., Ltd.	21,300	382,724
Symantec Corp.*	43,700	753,825
The Sage Group PLC	72,382	196,981
Trend Micro, Inc.	500	15,201
Tyler Technologies, Inc.*	25,700	424,050
VanceInfo Technologies, Inc. (ADR)*	34,600	275,416
		19,784,268
Materials 3.2%
Chemicals 2.0%
Agrium, Inc.	300	12,872
Air Liquide SA	963	78,539
Air Products & Chemicals, Inc.	36,024	2,373,982
Airgas, Inc.	8,100	349,272
Akzo Nobel NV	3,103	130,330
Asahi Kasei Corp.	4,000	16,109
Ashland, Inc.	85,300	1,873,188
BASF SE*	19,815	744,973
Celanese Corp. "A"	36,400	758,576
CF Industries Holdings, Inc.	3,200	230,560
Dow Chemical Co.	104,900	1,678,400
E.I. du Pont de Nemours & Co.	18,600	518,940
Eastman Chemical Co.	10,500	416,640
Ecolab, Inc.	50,270	1,937,908
GenTek, Inc.*	900	17,181
Givaudan SA (Registered)	43	27,294
Incitec Pivot Ltd.	4,325	6,675
Innophos Holdings, Inc.	24,800	367,784
JSR Corp.	600	7,263
K+S AG	523	31,381
Koninklijke DSM NV	1,511	46,701
Kuraray Co., Ltd.	1,000	8,533
Linde AG	7,741	615,525
Mitsubishi Chemical Holdings Corp.	3,500	13,190
Mitsubishi Gas Chemical Co., Inc.	2,000	9,291
Mitsui Chemicals, Inc.	2,000	5,981
Monsanto Co.	40,300	3,421,067
Nitto Denko Corp.	500	11,612
Novozymes AS "B"	3,959	268,978
Orica Ltd.	1,732	21,270
Potash Corp. of Saskatchewan, Inc.	601	51,600
Praxair, Inc.	26,989	2,013,649
Shin-Etsu Chemical Co., Ltd.	1,500	72,619
Showa Denko KK	5,000	7,475
Solvay SA	3,688	316,633
Stepan Co.	7,600	300,732
Sumitomo Chemical Co., Ltd.	6,000	23,510
Syngenta AG (Registered)	555	118,411
Teijin Ltd.	4,000	10,188
Terra Industries, Inc.	9,600	254,400
The Mosaic Co.	31,300	1,266,085
Toray Industries, Inc.	4,000	17,644
Ube Industries Ltd.	4,000	7,471
Umicore	7,355	144,140
Yara International ASA	13,380	361,676
		20,966,248
Construction Materials 0.2%
CRH PLC	67,089	1,745,176
Fletcher Building Ltd.	2,475	9,356
Holcim Ltd. (Registered)	1,277	64,565
Imerys SA	225	9,315
Lafarge SA	519	29,304
Martin Marietta Materials, Inc.	2,600	218,478
		2,076,194
Containers & Packaging 0.2%
Bway Holding Co.*	35,800	333,656
Owens-Illinois, Inc.*	18,100	441,459
Silgan Holdings, Inc.	9,600	446,304
Sonoco Products Co.	62,102	1,515,910
Toyo Seikan Kaisha Ltd.	800	13,239
		2,750,568
Metals & Mining 0.7%
Acerinox SA	19,145	291,592
Agnico-Eagle Mines Ltd.	300	13,261
Anglo American PLC	2,651	57,502
ArcelorMittal	35,806	840,517
Barrick Gold Corp.	56,200	1,634,040
BHP Billiton Ltd.	39,740	956,695
BHP Billiton PLC	2,760	57,982
Cliffs Natural Resources, Inc.	4,800	110,688
Fortescue Metals Group Ltd.*	2,210	3,772
Goldcorp, Inc.	1,300	35,537
JFE Holdings, Inc.	2,200	59,905
Kinross Gold Corp.	24,413	377,130
Kobe Steel Ltd.	9,000	14,727
Mitsubishi Materials Corp.	4,000	11,468
Newcrest Mining Ltd.	837	18,200
Nippon Steel Corp.	22,000	73,331
Nisshin Steel Co., Ltd.	4,000	7,731
Norsk Hydro ASA	19,000	83,896
OneSteel Ltd.	3,472	5,600
Outokumpu Oyj	6,669	99,117
OZ Minerals Ltd.	16,271	8,874
Rautaruukki Oyj	4,887	91,282
Rio Tinto Ltd.	340	15,897
Rio Tinto PLC	1,474	60,294
Salzgitter AG	99	7,034
Sims Metal Management Ltd.	501	7,265
SSAB Svenskt Stal AB "A"	6,762	64,349
Stillwater Mining Co.*	23,000	103,730
Sumitomo Metal Industries Ltd.	17,000	39,486
Sumitomo Metal Mining Co., Ltd.	2,000	22,433
ThyssenKrupp AG	1,162	24,861
United States Steel Corp.	22,200	589,410
Vedanta Resources PLC	477	7,473
voestalpine AG	23,261	447,911
Xstrata PLC	93,301	820,115
Yamana Gold, Inc.	700	5,491
		7,068,596
Paper & Forest Products 0.1%
Clearwater Paper Corp.*	9,242	140,663
Glatfelter	14,400	127,872
International Paper Co.	30,900	391,194
Oji Paper Co., Ltd.	3,000	12,896
Schweitzer-Mauduit International, Inc.	1,000	22,970
Stora Enso Oyj "R"*	31,575	181,080
Svenska Cellulosa AB "B"	20,643	199,719
UPM-Kymmene Oyj	28,285	252,905
		1,329,299
Telecommunication Services 2.3%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	289,917	7,427,674
Atlantic Tele-Network, Inc.	11,700	258,336
BCE, Inc.	6,100	130,404
Belgacom SA	1,686	48,900
BT Group PLC	32,185	44,722
Cable & Wireless PLC	10,538	23,194
Deutsche Telekom AG (Registered)	21,652	260,864
Elisa Oyj	1,543	20,484
France Telecom SA	17,284	383,528
Global Crossing Ltd.*	8,100	58,806
Koninklijke (Royal) KPN NV	19,430	233,443
Nippon Telegraph & Telephone Corp.	14,197	532,142
Portugal Telecom, SGPS, SA (Registered)	37,594	287,688
Singapore Telecommunications Ltd.	347,000	596,730
Swisscom AG (Registered)	905	235,580
Tele2 AB "B"	5,300	50,191
Telecom Corp. of New Zealand Ltd.	438,422	700,547
Telecom Italia SpA	144,546	182,702
Telecom Italia SpA (RSP)	79,757	71,155
Telefonica SA	56,003	1,063,369
Telekom Austria AG	17,174	225,883
Telenor ASA	81,700	509,973
TeliaSonera AB	36,027	170,182
Telstra Corp., Ltd.	118,657	287,128
Telus Corp.	600	14,657
Telus Corp. (Non-Voting Shares)	1,500	34,882
Verizon Communications, Inc.	133,335	4,045,384
		17,898,548
Wireless Telecommunication Services 0.6%
American Tower Corp. "A"*	51,300	1,629,288
China Mobile Ltd.	100,500	869,691
KDDI Corp.	32	143,800
Millicom International Cellular SA (SDR)	1,175	57,409
Mobistar SA	167	10,012
NTT DoCoMo, Inc.	171	238,245
Rogers Communications, Inc. "B"	3,600	88,454
Softbank Corp.	8,200	128,471
Syniverse Holdings, Inc.*	14,900	187,740
Telephone & Data Systems, Inc.	25,600	733,952
United States Cellular Corp.*	32,900	1,118,600
USA Mobility, Inc.	37,800	420,336
Vodafone Group PLC	688,501	1,264,646
		6,890,644
Utilities 3.2%
Electric Utilities 2.2%
Acciona SA	248	25,381
Allegheny Energy, Inc.	101,380	2,627,770
American Electric Power Co., Inc.	88,942	2,346,290
Cheung Kong Infrastructure Holdings Ltd.	4,000	15,483
Chubu Electric Power Co., Inc.	4,700	103,438
Chugoku Electric Power Co., Inc.	2,400	48,467
CLP Holdings Ltd.	39,500	266,676
Duke Energy Corp.	146,144	2,018,249
E.ON AG	34,911	1,179,127
Edison International	75,100	2,141,101
EDP — Energias de Portugal SA	82,536	301,101
Electricite de France	10,533	487,627
Enel SpA	64,882	351,492
Entergy Corp.	26,218	1,698,140
Exelon Corp.	48,628	2,243,210
FirstEnergy Corp.	45,562	1,863,486
Fortis, Inc.	5,700	105,803
Fortum Oyj	42,842	864,365
FPL Group, Inc.	30,513	1,641,294
Hokkaido Electric Power Co., Inc.	1,900	34,971
Hokuriku Electric Power Co.	1,600	36,103
HongKong Electric Holdings Ltd.	26,500	156,839
Iberdrola SA	28,307	223,676
Kansai Electric Power Co., Inc.	5,500	112,049
Kyushu Electric Power Co., Inc.	3,200	65,998
NV Energy, Inc.	107,200	1,098,800
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	415	17,012
Pepco Holdings, Inc.	20,500	244,975
Red Electrica Corporacion SA	695	29,188
Scottish & Southern Energy PLC	5,845	95,528
Shikoku Electric Power Co., Inc.	1,500	41,173
Southern Co.	20,775	599,982
Terna-Rete Elettrica Nationale SpA	25,639	82,606
Tohoku Electric Power Co., Inc.	3,500	72,969
Tokyo Electric Power Co., Inc.	7,800	182,790
Union Fenosa SA	2,672	25,100
Westar Energy, Inc.	29,600	518,888
		23,967,147
Gas Utilities 0.2%
Chesapeake Utilities Corp.	3,000	87,870
Enagas	870	15,208
Gas Natural SDG SA	1,085	17,292
Hong Kong & China Gas Co., Ltd.	78,600	146,327
ONEOK, Inc.	16,400	429,188
Osaka Gas Co., Ltd.	15,000	47,590
Snam Rete Gas SpA	14,716	58,401
The Laclede Group, Inc.	11,200	388,416
Tokyo Gas Co., Ltd.	19,000	71,980
WGL Holdings, Inc.	10,900	339,426
		1,601,698
Independent Power Producers & Energy Traders 0.3%
Drax Group PLC	2,119	16,050
Electric Power Development Co., Ltd.	1,000	29,059
Iberdrola Renovables*	4,169	16,990
International Power PLC	13,366	48,403
Mirant Corp.*	175,300	2,231,569
NRG Energy, Inc.*	24,100	433,318
TransAlta Corp.	4,300	74,015
		2,849,404
Multi-Utilities 0.5%
A2A SpA	14,784	24,382
AGL Energy Ltd.	55,261	606,594
Canadian Utilities Ltd. "A"	1,800	52,041
Centrica PLC	29,415	98,624
Dominion Resources, Inc.	11,700	352,872
GDF Suez	7,401	266,190
National Grid PLC	18,797	156,892
NiSource, Inc.	45,400	498,946
PG&E Corp.	61,012	2,264,765
RWE AG	2,160	155,292
Sempra Energy	12,600	579,852
Suez Environnement SA*	863	13,149
United Utilities Group PLC	4,223	31,691
Veolia Environnement	2,542	69,747
		5,171,037
Water Utilities 0.0%
California Water Service Group	10,200	398,106
Severn Trent PLC	1,502	23,105
		421,211
Total Common Stocks (Cost $617,905,027)		588,591,724

Rights 0.0%
Financials 0.0%
Fortis, Expiration Date 7/4/2014*	23,884	0
Materials 0.0%
OneSteel Ltd., Expiration Date 5/6/2009*	1,388	434
Utilities 0.0%
Snam Rete Gas SpA, Expiration Date 5/15/2009*	14,716	11,293
Total Rights (Cost $16,286)		11,727

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	75,400	3,331
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	15	0
Total Warrants (Cost $0)		3,331

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $17,340)	25,001	0

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	426	30,511
Volkswagen AG	195	12,353
		42,864
Consumer Staples 0.0%
Henkel AG & Co. KGaA	3,289	89,027
Health Care 0.0%
Fresenius SE*	1,032	53,258
Utilities 0.0%
RWE AG	71	4,411
Total Preferred Stocks (Cost $369,688)		189,560
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 7.9%
Consumer Discretionary 0.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	160,000	146,400
American Achievement Corp., 144A, 8.25%, 4/1/2012	45,000	35,550
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	97,058	19,412
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	105,000	63,000
8.0%, 3/15/2014	50,000	30,000
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	1,500,000	1,671,933
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**	75,000	6,938
Carrols Corp., 9.0%, 1/15/2013	45,000	41,625
Cox Communications, Inc., 7.125%, 10/1/2012	1,150,000	1,162,460
CSC Holdings, Inc., 6.75%, 4/15/2012	75,000	73,312
DIRECTV Holdings LLC, 7.625%, 5/15/2016	225,000	222,750
DISH DBS Corp.:
6.625%, 10/1/2014	130,000	120,900
7.125%, 2/1/2016	95,000	88,825
Dollarama Group Holdings LP, 8.573%***, 8/15/2012 (c)	108,000	66,960
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015	100,000	3,500
Fortune Brands, Inc., 5.375%, 1/15/2016	620,000	541,360
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	90,000	77,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	50,000	41,500
Hertz Corp., 8.875%, 1/1/2014	195,000	151,125
Idearc, Inc., 8.0%, 11/15/2016**	195,000	3,169
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	60,000	33,600
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	50,000	38,000
Kabel Deutschland GmbH, 10.625%, 7/1/2014	150,000	153,000
Lamar Media Corp., Series C, 6.625%, 8/15/2015	70,000	53,550
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	130,000	111,475
Norcraft Holdings LP, 9.75%, 9/1/2012	250,000	202,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	180,000	131,400
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	65,000	62,725
Quebecor Media, Inc., 7.75%, 3/15/2016	60,000	50,100
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	115,000	2,444
Reader's Digest Association, Inc., 9.0%, 2/15/2017	65,000	3,656
Ryland Group, Inc., 8.4%, 5/15/2017	40,000	39,202
Sabre Holdings Corp., 8.35%, 3/15/2016	80,000	38,000
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%***, 3/15/2014	105,000	69,300
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	75,000	39,000
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	310,000	3,100
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	90,000	38,700
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/2014 (b)	65,000	62,585
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,803,689
Time Warner Cable, Inc., 8.25%, 2/14/2014	1,000,000	1,096,807
Time Warner, Inc., 5.875%, 11/15/2016	540,000	520,951
Travelport LLC:
5.886%***, 9/1/2014	70,000	28,700
9.875%, 9/1/2014	15,000	7,350
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	20,000	1,450
United Components, Inc., 9.375%, 6/15/2013	15,000	8,250
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	190,000	237,563
144A, 10.375%, 2/15/2015	75,000	73,875
UPC Holding BV, 144A, 7.75%, 1/15/2014 EUR	90,000	106,576
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	108,840	555
Viacom, Inc., 6.875%, 4/30/2036	700,000	570,836
Young Broadcasting, Inc., 8.75%, 1/15/2014**	430,000	2,150
		10,159,208
Consumer Staples 1.1%
Alliance One International, Inc., 8.5%, 5/15/2012	45,000	40,050
Altria Group, Inc., 9.25%, 8/6/2019	250,000	286,271
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	1,750,000	1,832,197
ConAgra Foods, Inc., 7.0%, 4/15/2019	600,000	637,492
CVS Caremark Corp., 6.25%, 6/1/2027	2,250,000	2,122,218
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	88,736
9.0%, 4/15/2031	199,000	218,312
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013	750,000	749,469
General Nutrition Centers, Inc., 6.404%***, 3/15/2014 (PIK)	55,000	41,800
Ingles Markets, Inc., 144A, 8.875%, 5/15/2017 (b)	40,000	38,619
Kroger Co., 6.15%, 1/15/2020	2,000,000	2,043,804
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	526,750	189,630
Reynolds American, Inc., 7.75%, 6/1/2018	2,250,000	2,042,973
Safeway, Inc., 7.45%, 9/15/2027	450,000	453,079
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)	120,000	116,400
Viskase Companies, Inc., 11.5%, 6/15/2011	1,425,000	1,040,250
		11,941,300
Energy 1.0%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	185,000	163,262
Belden & Blake Corp., 8.75%, 7/15/2012	416,000	320,320
Bristow Group, Inc., 7.5%, 9/15/2017	95,000	76,950
Chaparral Energy, Inc., 8.5%, 12/1/2015	120,000	48,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	60,000	50,550
6.875%, 1/15/2016	290,000	257,737
7.5%, 6/15/2014	35,000	33,075
ConocoPhillips, 5.75%, 2/1/2019	860,000	877,916
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	1,500,000	1,488,090
Delta Petroleum Corp., 7.0%, 4/1/2015	145,000	47,125
Devon Energy Corp., 5.625%, 1/15/2014	2,250,000	2,342,340
Dynegy Holdings, Inc., 6.875%, 4/1/2011	30,000	28,200
El Paso Corp., 7.25%, 6/1/2018	125,000	114,062
Enterprise Products Operating LLP, 6.3%, 9/15/2017	680,000	629,112
Forest Oil Corp., 144A, 7.25%, 6/15/2019	45,000	37,463
Frontier Oil Corp.:
6.625%, 10/1/2011	65,000	64,025
8.5%, 9/15/2016	120,000	118,800
Hess Corp., 8.125%, 2/15/2019	750,000	821,662
KCS Energy, Inc., 7.125%, 4/1/2012	345,000	321,712
Mariner Energy, Inc.:
7.5%, 4/15/2013	75,000	60,750
8.0%, 5/15/2017	65,000	47,125
Newfield Exploration Co., 7.125%, 5/15/2018	135,000	122,175
ONEOK Partners LP, 8.625%, 3/1/2019	1,480,000	1,504,244
OPTI Canada, Inc.:
7.875%, 12/15/2014	115,000	61,813
8.25%, 12/15/2014	225,000	123,750
Petrohawk Energy Corp., 144A, 7.875%, 6/1/2015	50,000	46,875
Plains Exploration & Production Co., 7.0%, 3/15/2017	65,000	55,900
Quicksilver Resources, Inc., 7.125%, 4/1/2016	220,000	137,500
Stone Energy Corp.:
6.75%, 12/15/2014	160,000	66,400
8.25%, 12/15/2011	250,000	131,250
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	75,000	68,381
Tesoro Corp., 6.5%, 6/1/2017	90,000	73,125
Whiting Petroleum Corp.:
7.25%, 5/1/2012	160,000	145,600
7.25%, 5/1/2013	20,000	17,600
Williams Companies, Inc., 8.125%, 3/15/2012	275,000	280,500
		10,783,389
Financials 1.9%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	190,000	76,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	111,800	40,785
BB&T Corp., 5.2%, 12/23/2015	750,000	675,070
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**	45,000	4,725
Citigroup, Inc.:
5.25%, 2/27/2012	1,500,000	1,357,159
6.5%, 8/19/2013	40,000	36,504
Conproca SA de CV, REG S, 12.0%, 6/16/2010	832,655	862,839
FIA Credit Services NA, 144A, 7.125%, 11/15/2012	3,750,000	3,417,349
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	600,000	492,032
7.875%, 6/15/2010	135,000	124,207
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	1,750,000	1,746,533
GMAC LLC:
144A, 6.875%, 9/15/2011	459,000	399,330
144A, 7.75%, 1/19/2010	540,000	496,800
Inmarsat Finance II PLC, 10.375%, 11/15/2012	95,000	97,375
iPayment, Inc., 9.75%, 5/15/2014	80,000	46,400
JPMorgan Chase & Co., 6.3%, 4/23/2019	1,290,000	1,269,415
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	75,000	8,625
MetLife, Inc., 7.717%, 2/15/2019	750,000	752,260
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**	290,000	2,900
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	74,000
PNC Bank NA, 6.875%, 4/1/2018	1,600,000	1,523,781
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014	350,000	277,025
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	75,000	75,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	17,000	17,680
Sprint Capital Corp.:
7.625%, 1/30/2011	75,000	72,281
8.375%, 3/15/2012	310,000	297,212
Telecom Italia Capital SA, 5.25%, 11/15/2013	800,000	758,568
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014 (b)	365,000	363,596
6.15%, 4/1/2018	1,500,000	1,414,843
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	235,000	306
UCI Holdco, Inc., 9.32%***, 12/15/2013 (PIK)	117,072	9,366
Universal City Development Partners Ltd., 11.75%, 4/1/2010	390,000	369,525
Verizon Wireless Capital LLC, 144A, 7.375%, 11/15/2013	1,000,000	1,112,634
Wachovia Corp., Series G, 5.5%, 5/1/2013	1,790,000	1,754,884
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	300,000	369,145
144A, 10.75%, 12/1/2015	75,000	78,000
		20,474,154
Health Care 0.3%
Boston Scientific Corp., 6.0%, 6/15/2011	80,000	79,600
Community Health Systems, Inc., 8.875%, 7/15/2015	425,000	422,875
HCA, Inc.:
144A, 8.5%, 4/15/2019	150,000	150,937
9.125%, 11/15/2014	115,000	113,850
9.25%, 11/15/2016	430,000	425,700
9.625%, 11/15/2016 (PIK)	125,000	115,938
HEALTHSOUTH Corp., 10.75%, 6/15/2016	60,000	61,200
IASIS Healthcare LLC, 8.75%, 6/15/2014	95,000	93,338
Medco Health Solutions, Inc., 7.125%, 3/15/2018	974,000	963,519
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	35,000	32,025
Quest Diagnostics, Inc., 6.95%, 7/1/2037	345,000	306,386
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	90,000	61,200
The Cooper Companies, Inc., 7.125%, 2/15/2015	150,000	140,250
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	100,000	89,000
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	245,000	233,362
		3,289,180
Industrials 0.5%
Actuant Corp., 6.875%, 6/15/2017	60,000	54,300
ARAMARK Corp., 8.5%, 2/1/2015	30,000	28,650
BE Aerospace, Inc., 8.5%, 7/1/2018	160,000	144,800
Belden, Inc., 7.0%, 3/15/2017	75,000	66,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	255,000	221,079
Cenveo Corp., 144A, 10.5%, 8/15/2016	25,000	16,750
Congoleum Corp., 8.625%, 8/1/2008**	572,000	171,600
Esco Corp.:
144A, 5.195%***, 12/15/2013	50,000	33,500
144A, 8.625%, 12/15/2013	85,000	68,850
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	60,000	49,800
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	90,000	40,950
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	65,000	52,650
7.625%, 12/1/2013	715,000	586,300
9.375%, 5/1/2012	190,000	173,850
Lockheed Martin Corp., 4.121%, 3/14/2013	1,500,000	1,522,539
Mobile Mini, Inc., 9.75%, 8/1/2014	90,000	78,750
Moog, Inc., 144A, 7.25%, 6/15/2018	30,000	27,750
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	115,000	70,725
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**	250,000	15,625
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	65,000	53,137
Titan International, Inc., 8.0%, 1/15/2012	265,000	212,000
TransDigm, Inc., 7.75%, 7/15/2014	45,000	43,988
United Rentals North America, Inc.:
6.5%, 2/15/2012	50,000	44,750
7.0%, 2/15/2014	210,000	130,200
US Concrete, Inc., 8.375%, 4/1/2014	125,000	59,375
Waste Management, Inc., 6.375%, 3/11/2015	1,170,000	1,171,636
		5,139,554
Information Technology 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	135,000	66,825
L-3 Communications Corp.:
5.875%, 1/15/2015	250,000	228,750
Series B, 6.375%, 10/15/2015	115,000	108,962
MasTec, Inc., 7.625%, 2/1/2017	105,000	89,250
SunGard Data Systems, Inc., 10.25%, 8/15/2015	195,000	169,650
Vangent, Inc., 9.625%, 2/15/2015	80,000	56,400
		719,837
Materials 0.5%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	45,000	27,000
ARCO Chemical Co., 9.8%, 2/1/2020**	635,000	146,050
Cascades, Inc., 7.25%, 2/15/2013	86,000	67,940
Clondalkin Acquisition BV, 144A, 3.32%***, 12/15/2013	90,000	57,600
CPG International I, Inc., 10.5%, 7/1/2013	195,000	87,750
Exopack Holding Corp., 11.25%, 2/1/2014	255,000	178,500
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	205,000	201,925
8.375%, 4/1/2017	400,000	392,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	607,464	334,105
10.0%, 3/31/2015	613,760	337,568
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	50,000	47,250
Hexcel Corp., 6.75%, 2/1/2015	305,000	268,400
Huntsman LLC, 11.625%, 10/15/2010	400,000	408,000
Innophos, Inc., 8.875%, 8/15/2014	35,000	29,400
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	215,000	182,750
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	40,000	13,600
Monsanto Co., 5.875%, 4/15/2038	1,500,000	1,474,332
NewMarket Corp., 7.125%, 12/15/2016	195,000	163,800
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	85,000	97,843
Pliant Corp., 11.85%, 6/15/2009**	10	4
Radnor Holdings Corp., 11.0%, 3/15/2010**	120,000	150
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	160,000	150,400
The Mosaic Co., 144A, 7.375%, 12/1/2014	135,000	133,988
Wolverine Tube, Inc., 15.0%, 6/30/2012 (PIK)	135,000	103,950
		4,904,305
Telecommunication Services 0.7%
AT&T Mobility LLC, 6.5%, 12/15/2011	1,750,000	1,865,188
BCM Ireland Preferred Equity Ltd., 144A, 8.959%***, 2/15/2017 (PIK) EUR	232,970	18,906
Centennial Communications Corp.:
10.0%, 1/1/2013	55,000	58,300
10.125%, 6/15/2013	120,000	124,500
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	220,000	217,250
8.375%, 1/15/2014	85,000	83,938
Cricket Communications, Inc.:
9.375%, 11/1/2014	170,000	168,300
144A, 10.0%, 7/15/2015	155,000	156,550
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	48,802	25,377
Hellas Telecommunications Luxembourg V, 144A, 4.935%***, 10/15/2012 EUR	100,000	80,048
Intelsat Corp.:
144A, 9.25%, 8/15/2014	30,000	29,100
144A, 9.25%, 6/15/2016	415,000	400,475
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	190,000	188,100
iPCS, Inc., 3.295%***, 5/1/2013	35,000	28,350
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	185,000	185,231
Millicom International Cellular SA, 10.0%, 12/1/2013	270,000	270,000
Qwest Corp.:
7.25%, 9/15/2025	25,000	19,125
7.875%, 9/1/2011	210,000	208,425
8.875%, 3/15/2012	45,000	45,675
Rogers Communications, Inc., 6.8%, 8/15/2018	685,000	717,814
Sprint Nextel Corp., 6.0%, 12/1/2016	75,000	62,250
Stratos Global Corp., 9.875%, 2/15/2013	55,000	54,175
Telesat Canada, 144A, 11.0%, 11/1/2015	710,000	660,300
Verizon Communications, Inc., 6.35%, 4/1/2019	750,000	779,327
Virgin Media Finance PLC:
8.75%, 4/15/2014	180,000	178,200
8.75%, 4/15/2014 EUR	200,000	247,420
Windstream Corp.:
7.0%, 3/15/2019	90,000	84,600
8.625%, 8/1/2016	15,000	14,925
		6,971,849
Utilities 0.9%
AES Corp.:
8.0%, 10/15/2017	110,000	100,650
144A, 8.0%, 6/1/2020	155,000	135,625
144A, 8.75%, 5/15/2013	486,000	490,860
9.5%, 6/1/2009	85,000	85,000
Alabama Power Co., 6.0%, 3/1/2039	740,000	734,640
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	595,000	600,932
Appalachian Power Co., 7.0%, 4/1/2038	2,250,000	2,008,676
CMS Energy Corp., 8.5%, 4/15/2011	355,000	362,471
CP&L, Inc., 5.3%, 1/15/2019	1,500,000	1,554,660
DPL, Inc., 6.875%, 9/1/2011	1,500,000	1,531,953
Energy Future Holdings Corp., 10.875%, 11/1/2017	115,000	78,488
Knight, Inc., 6.5%, 9/1/2012	45,000	43,425
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	130,000
Mirant North America LLC, 7.375%, 12/31/2013	60,000	57,750
NRG Energy, Inc.:
7.25%, 2/1/2014	180,000	173,700
7.375%, 2/1/2016	165,000	158,813
7.375%, 1/15/2017	260,000	248,300
NV Energy, Inc.:
6.75%, 8/15/2017	180,000	161,772
8.625%, 3/15/2014	31,000	30,999
Pepco Holdings, Inc., 6.125%, 6/1/2017	1,350,000	1,174,308
Regency Energy Partners LP, 8.375%, 12/15/2013	105,000	98,175
Reliant Energy, Inc., 7.875%, 6/15/2017	30,000	26,775
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015	210,000	119,175
		10,107,147
Total Corporate Bonds (Cost $92,701,269)		84,489,923

Asset-Backed 0.4%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,635,876
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	1,517,000	1,179,282
		2,815,158
Home Equity Loans 0.1%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	1,815,861	1,195,179
Total Asset-Backed (Cost $4,975,300)		4,010,337

Mortgage-Backed Securities Pass-Throughs 9.9%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,027,458	1,078,561
Federal Home Loan Mortgage Corp., 6.5%, 10/1/2038	8,792,774	9,389,721
Federal National Mortgage Association:
4.5%, 11/1/2028	2,168,302	2,214,548
5.0%, with various maturities from 3/1/2036 until 2/1/2038	17,112,477	17,649,916
5.5%, with various maturities from 2/1/2037 until 4/1/2038	18,561,342	19,250,359
6.0%, with various maturities from 3/1/2036 until 8/1/2037	27,056,208	28,390,289
6.5%, with various maturities from 4/1/2017 until 9/1/2038	8,512,486	9,094,078
8.0%, 9/1/2015	477,296	510,617
Government National Mortgage Association:
5.0%, 12/1/2036(b)	17,500,000	18,105,664
6.5%, 8/20/2034	302,806	320,773
Total Mortgage-Backed Securities Pass-Throughs (Cost $103,938,762)		106,004,526

Commercial Mortgage-Backed Securities 1.6%
GS Mortgage Securities Corp. II, "AAB", Series 2006-GG8, 5.535%, 11/10/2039	5,300,000	4,840,039
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	5,900,000	5,375,168
"APB", Series 2007-C34, 5.617%, 5/15/2046	8,625,000	7,460,959
Total Commercial Mortgage-Backed Securities (Cost $19,749,916)		17,676,166

Collateralized Mortgage Obligations 0.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044 (Cost $1,306,914)	1,283,451	1,297,380

Loan Participations and Assignments 0.1%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 9.127%, 6/1/2010**	233,333	0
Buffets, Inc.:
Term Loan 2, LIBOR plus 7.25%, 9.127%, 4/30/2009 (PIK)**	1,443	180
Term Loan 3, LIBOR plus 7.25%, 9.127%, 4/30/2009 (PIK)**	144	18
Term Loan, LIBOR plus 7.25%, 9.127%, 11/1/2013 (PIK)**	3,001	375
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.377%, 6/20/2013	59,545	34,834
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/16/2013	49,032	40,696
Golden Nugget, Inc., 2nd Lien Term Loan, LIBOR plus 3.25%, 5.127%, 12/31/2014	100,000	18,000
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, LIBOR plus 2.0%, 3.877%, 3/26/2014	49,925	26,336
Letter of Credit, LIBOR plus 2.1%, 3.977%, 3/26/2014	2,939	1,550
HCA, Inc., Term Loan A, LIBOR plus 2.0%, 3.877%, 11/16/2012	224,388	203,886
Hexion Specialty Chemicals, Inc.:
Term Loan C1, LIBOR plus 2.25%, 4.127%, 5/5/2013	246,965	123,329
Term Loan C2, LIBOR plus 2.25%, 4.127%, 5/5/2013	32,611	16,286
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.127%, 6/13/2014 (PIK)	235,558	126,417
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/30/2014	78,657	44,048
Telesat Canada:
Term Loan II, LIBOR plus 2.0%, 3.877%, 10/31/2014	60,696	56,274
Term Delayed Draw, LIBOR plus 3.0%, 4.877%, 10/31/2014	5,217	4,836
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 5.377%, 10/10/2014	293,760	200,696
Term Loan B3, LIBOR plus 3.5%, 5.377%, 10/10/2014	669,305	454,943
Tribune Co., Term Loan B, LIBOR plus 3.0%, 4.877%, 6/4/2014**	216,681	63,921
Total Loan Participations and Assignments (Cost $2,519,770)		1,416,625

Municipal Bonds and Notes 0.1%
California, State Build America Bonds, 7.5%, 4/1/2034	700,000	728,672
New Jersey, State Tumpike Authority Revenue, Build America Bonds, Series F, 7.414%, 1/1/2040	500,000	547,550
Total Municipal Bonds and Notes (Cost $1,205,145)		1,276,222

Government & Agency Obligations 13.9%
Other Government Related 2.5%
Bank of America Corp., Series L, FDIC Guaranteed, 2.1%, 4/30/2012	4,500,000	4,528,588
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012	3,000,000	3,014,268
General Electric Capital Corp., Series G, FDIC Guaranteed, 2.2%, 6/8/2012	12,000,000	12,075,108
PNC Funding Corp., FDIC Guaranteed, 2.3%, 6/22/2012	7,000,000	7,022,918
		26,640,882
Sovereign Bonds 3.0%
Federal Republic of Germany, 2.25%, 4/15/2013 EUR	742,660	1,022,940
Government of Canada, 4.0%, 12/1/2031 CAD	1,568,725	1,769,295
Government of France:
1.0%, 7/25/2017 EUR	930,635	1,174,436
1.6%, 7/25/2011 EUR	2,656,383	3,579,013
2.25%, 7/25/2020 EUR	943,138	1,296,508
3.15%, 7/25/2032 EUR	1,758,518	2,787,101
Government of Japan, 1.1%, 9/10/2016 JPY	210,420,000	1,885,928
Government of Sweden, 3.5%, 12/1/2015 SEK	9,500,000	1,558,964
Republic of Italy, 2.1%, 9/15/2017 EUR	3,954,583	5,151,416
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037 GBP	595,684	896,611
1.25%, 11/22/2032 GBP	829,337	1,233,749
1.875%, 11/22/2022 GBP	1,325,746	2,095,194
2.0%, 1/26/2035 GBP	712,000	1,512,112
2.5%, 8/16/2013 GBP	745,000	2,729,719
2.5%, 7/26/2016 GBP	398,000	1,641,769
2.5%, 4/16/2020 GBP	341,000	1,417,149
		31,751,904
US Treasury Obligations 8.4%
US Treasury Bills:
0.04%****, 5/21/2009 (d)	58,000	57,999
0.13%****, 6/11/2009 (d)	8,177,000	8,176,444
0.15%****, 6/11/2009 (d)	743,000	742,949
0.23%****, 6/18/2009 (d)	99,000	98,992
0.29%****, 6/18/2009 (d)	4,443,000	4,442,662
US Treasury Bond, 3.5%, 2/15/2039	10,000,000	9,060,900
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	1,964,050	1,947,477
3.625%, 4/15/2028	1,436,333	1,658,067
3.875%, 4/15/2029	1,589,958	1,908,943
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015	1,096,184	1,107,831
2.0%, 1/15/2014	878,373	894,843
2.0%, 1/15/2016	3,047,519	3,100,851
2.375%, 4/15/2011	3,612,814	3,688,460
2.375%, 1/15/2017	3,924,072	4,106,785
2.5%, 7/15/2016	1,780,665	1,877,489
US Treasury Notes:
0.875%, 3/31/2011	20,000,000	20,000,000
2.75%, 2/15/2019	4,500,000	4,358,655
4.5%, 11/15/2015	20,000,000	22,562,500
		89,791,847
Total Government & Agency Obligations (Cost $148,805,847)		148,184,633

Preferred Securities 0.1%
Financials
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (e)	889,000	532,760
Xerox Capital Trust I, 8.0%, 2/1/2027	80,000	55,927
Total Preferred Securities (Cost $1,042,603)		588,687
	Units	Value ($)

Other Investments 0.0%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $349,358)	506,000	126,500
	Shares	Value ($)

Exchange-Traded Funds 4.6%
iShares Barclays Aggregate Bond Fund	132,415	13,458,661
iShares MSCI Japan Index Fund	181,322	1,543,050
Vanguard Emerging Markets	1,217,252	33,681,362
Total Exchange-Traded Funds (Cost $40,103,207)		48,683,073

Closed-End Investment Company 0.0%
Apollo Investment Corp. (Cost $289,017)	57,800	277,440

Cash Equivalents 5.1%
Cash Management QP Trust, 0.46% (f) (Cost $54,289,432)	54,289,432	54,289,432
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,089,584,881)+	99.0	1,057,117,286
Other Assets and Liabilities, Net	1.0	10,071,363
Net Assets	100.0	1,067,188,649
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	635,000	USD	574,897	146,050
Alliance Mortgage Cycle Loan	9.127%	6/4/2010	233,333	USD	233,333	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	45,000	USD	45,000	4,725
Buffets, Inc., Term Loan	9.127%	11/1/2013	3,001	USD	3,001	375
Buffets, Inc., Term Loan 2	9.127%	4/30/2009	1,443	USD	1,443	180
Buffets, Inc., Term Loan 3	9.127%	4/30/2009	144	USD	144	18
CanWest MediaWorks LP	9.25%	8/1/2015	75,000	USD	75,000	6,938
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	171,600
Idearc, Inc.	8.0%	11/15/2016	195,000	USD	191,838	3,169
New ASAT (Finance) Ltd.	9.25%	2/1/2011	290,000	USD	253,681	2,900
Pliant Corp.	11.85%	6/15/2009	10	USD	10	4
Quebecor World, Inc.	9.75%	1/15/2015	115,000	USD	115,000	2,444
R.H. Donnelley Corp.	8.875%	10/15/2017	250,000	USD	250,000	15,625
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	USD	79,038	150
Tribune Co.	4.877%	6/4/2014	216,681	USD	216,545	63,921
Tropicana Entertainment LLC	9.625%	12/15/2014	235,000	USD	172,931	306
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	20,000	USD	19,175	1,450
Young Broadcasting, Inc.	8.75%	1/15/2014	430,000	USD	367,438	2,150
					3,171,679	422,005
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of April 30, 2009.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,111,411,339. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $54,294,053. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,889,519 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $114,183,572.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued or delayed delivery security included.
(c) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 6/30/2009.
(d) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Date shown is call date; not a maturity date for the perpetual preferred securities.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDIC: Federal Deposit Insurance Corp.

FDR: Fiduciary Depositary Receipt

LIBOR: Represents the London InterBank Offered Rate.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust.

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At April 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	165	13,578,648	13,355,514	(223,134)
10 Year US Treasury Note	6/19/2009	212	25,999,851	25,638,750	(361,101)
2 Year US Treasury Note	6/30/2009	77	16,695,794	16,751,109	55,315
3 Year Australian Treasury Bond	6/15/2009	306	23,911,893	23,858,037	(53,856)
AEX Index	5/15/2009	31	1,907,632	1,972,054	64,422
ASX SPI 200 Index	6/18/2009	38	2,366,544	2,600,093	233,549
DJ Euro Stoxx 50 Index	6/19/2009	27	721,152	831,647	110,495
Federal Republic of Germany Euro-Schatz	6/8/2009	246	35,279,444	35,170,011	(109,433)
FTSE 100 Index	6/19/2009	279	15,906,557	17,363,904	1,457,347
Hang Seng Index	5/27/2009	30	2,828,620	2,978,109	149,489
NASDAQ E-Mini 100 Index	6/19/2009	98	2,327,148	2,731,260	404,112
Nikkei 225 Index	6/11/2009	1	45,604	44,475	(1,129)
Russell 2000 Mini Index	6/19/2009	43	1,741,816	2,092,810	350,994
S&P E-Mini 500 Index	6/19/2009	268	10,265,712	11,658,000	1,392,288
S&P MIB Index	6/19/2009	8	824,634	990,472	165,838
United Kingdom Long Gilt Bond	6/26/2009	195	34,724,263	34,789,851	65,588
Total net unrealized appreciation					3,700,784

At April 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2009	110	11,515,616	11,418,503	97,113
10 Year Japanese Government Bond	6/11/2009	31	43,564,284	43,061,144	503,140
CAC 40 Index	5/15/2009	62	2,392,093	2,560,224	(168,131)
DAX Index	6/19/2009	22	3,158,265	3,491,891	(333,626)
Federal Republic of Germany Euro-Bund	6/8/2009	78	12,722,914	12,645,313	77,601
IBEX 35 Index	5/15/2009	6	681,765	706,178	(24,413)
Russell 2000 Mini index	6/19/2009	252	10,088,518	12,264,840	(2,176,322)
S&P TSE 60 Index	6/18/2009	34	3,055,682	3,213,375	(157,693)
TOPIX Index	6/12/2009	129	9,381,870	11,000,710	(1,618,840)
Total net unrealized depreciation					(3,801,171)

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CAD	167,000	USD	139,902	5/5/2009	28
CHF	292,000	USD	256,119	5/5/2009	69
EUR	771,000	USD	1,021,958	5/5/2009	884
NOK	1,974,000	USD	301,402	5/5/2009	1,084
USD	1,224,795	AUD	1,716,000	5/20/2009	20,545
USD	10,923,976	AUD	15,390,000	5/20/2009	244,895
USD	1,471,464	CAD	1,779,000	5/20/2009	19,468
USD	12,939,621	CAD	15,953,000	5/20/2009	430,159
USD	2,404,810	CHF	2,760,000	5/20/2009	14,071
USD	21,617,537	CHF	24,747,000	5/20/2009	70,889
USD	9,140,916	JPY	916,354,000	5/20/2009	153,608
USD	369,794	NOK	2,494,000	5/20/2009	9,755
USD	3,335,421	NOK	22,363,000	5/20/2009	67,892
EUR	20,241,000	USD	26,815,277	5/20/2009	36,307
EUR	100	USD	133	5/22/2009	1
JPY	436,100,000	USD	4,486,026	5/29/2009	68,929
JPY	210,008,600	USD	2,147,810	6/26/2009	19,810
Total unrealized appreciation					1,158,394
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	57,760	USD	76,405	5/4/2009	(16)
GBP	296,025	USD	436,696	5/5/2009	(1,226)
BRL	6,564	USD	2,991	5/6/2009	(28)
USD	282,516	NZD	499,000	5/20/2009	(592)
USD	2,581,667	NZD	4,476,000	5/20/2009	(52,818)
USD	1,057,875	JPY	102,196,000	5/20/2009	(21,307)
GBP	6,602,000	USD	9,711,608	5/20/2009	(54,834)
SEK	698,000	USD	85,219	5/20/2009	(1,549)
SEK	6,258,000	USD	762,343	5/20/2009	(15,584)
EUR	2,257,000	USD	2,959,830	5/20/2009	(26,195)
GBP	736,000	USD	1,073,316	5/20/2009	(15,460)
EUR	8,500	USD	11,078	5/20/2009	(167)
EUR	602,800	USD	794,238	5/20/2009	(3,264)
Total unrealized depreciation					(193,040)
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 531,831,241	$ (100,387)
Level 2	524,664,608	965,354
Level 3	621,437	—
Total	$ 1,057,117,286	$ 864,967
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 1,436,759
Total realized gain (loss)	(188,165)
Change in unrealized appreciation (depreciation)	(456,242)
Amortization premium/discount	2,809
Net purchases (sales)	(295,860)
Net transfers in (out) of Level 3	122,136
Balance as of April 30, 2009	$ 621,437
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ (574,264)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,035,295,449)	$ 1,002,827,854
Investment in Cash Management QP Trust (cost $54,289,432)	54,289,432
Total investments, at value (cost $1,089,584,881)	1,057,117,286
Foreign currency, at value (cost $3,306,081)	3,310,443
Receivable for investments sold	43,774,024
Dividends receivable	984,905
Interest receivable	3,493,615
Receivable for Fund shares sold	70,060
Receivable for variation margin on open futures contracts	10,364
Unrealized appreciation on forward foreign currency exchange contracts	1,158,394
Foreign taxes recoverable	147,853
Other assets	51,917
Total assets	1,110,118,861
Liabilities
Cash overdraft	46,616
Payable for investments purchased	21,449,924
Payable for when-issued securities purchased	18,731,476
Payable for Fund shares redeemed	744,067
Net payable on closed forward foreign currency exchange contracts	455
Unrealized depreciation on forward foreign currency exchange contracts	193,040
Accrued management fee	306,300
Other accrued expenses and payables	1,458,334
Total liabilities	42,930,212
Net assets, at value	$ 1,067,188,649

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	10,378,535
Net unrealized appreciation (depreciation) on: Investments	(32,467,595)
Futures	(100,387)
Foreign currency	962,538
Accumulated net realized gain (loss)	(253,858,747)
Paid-in capital	1,342,274,305
Net assets, at value	$ 1,067,188,649
Net Asset Value
Class A Net Asset Value and redemption price per share ($802,414,784 ÷ 114,254,244 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.02
Maximum offering price per share (100 ÷ 94.25 of $7.02)	$ 7.45

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,178,101÷ 2,580,635 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.04

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,599,659 ÷ 2,796,864 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.01
Class S Net Asset Value, offering and redemption price per share ($223,100,655 ÷ 31,743,725 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.03
Institutional Class Net Asset Value, offering and redemption price per share ($3,895,450 ÷ 554,199 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $203,579)	$ 7,766,048
Interest (net of foreign taxes withheld of $91)	9,483,022
Interest — Cash Management QP Trust	427,710
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	263,337
Total Income	17,940,117
Expenses: Management fee	1,834,117
Administration fee	495,707
Services to shareholders	1,195,520
Distribution and service fees	1,058,895
Custodian fee	178,481
Professional fees	71,676
Reports to shareholders	85,095
Registration fees	38,074
Trustees' fees and expenses	20,788
Other	101,286
Total expenses before expense reductions	5,079,639
Expense reductions	(218,018)
Total expenses after expense reductions	4,861,621
Net investment income (loss)	13,078,496
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(185,431,102)
Futures	5,689,707
Credit default swaps	21,366
Foreign currency	534,460
(179,185,569)
Change in net unrealized appreciation (depreciation) on: Investments	161,546,889
Futures	(3,226,762)
Credit default swaps	40,798
Foreign currency	67,172
158,428,097
Net gain (loss)	(20,757,472)
Net increase (decrease) in net assets resulting from operations	$ (7,678,976)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 13,078,496	$ 38,515,728
Net realized gain (loss)	(179,185,569)	(59,700,867)
Change in net unrealized appreciation (depreciation)	158,428,097	(433,980,742)
Net increase (decrease) in net assets resulting from operations	(7,678,976)	(455,165,881)
Distributions to shareholders from: Net investment income: Class A	(7,072,863)	(27,869,661)
Class B	(159,383)	(846,131)
Class C	(86,501)	(432,663)
Class S	(2,320,334)	(9,054,876)
Institutional Class	(2,786)	(9,651)
Net realized gains: Class A	—	(6,432,304)
Class B	—	(243,190)
Class C	—	(155,159)
Class S	—	(1,938,318)
Institutional Class	—	(1,890)
Tax return of capital: Class A	—	(4,267,519)
Class B	—	(142,881)
Class C	—	(100,275)
Class S	—	(1,286,678)
Institutional Class	—	(1,317)
Total distributions	(9,641,867)	(52,782,513)
Fund share transactions: Proceeds from shares sold	21,883,820	67,098,717
Net assets acquired in tax-free reorganization	59,603,712	—
Reinvestment of distributions	8,961,411	49,132,419
Cost of shares redeemed	(106,328,855)	(282,834,277)
Redemption fees*	—	10,445
Net increase (decrease) in net assets from Fund share transactions	(15,879,912)	(166,592,696)
Increase (decrease) in net assets	(33,200,755)	(674,541,090)
Net assets at beginning of period	1,100,389,404	1,774,930,494
Net assets at end of period (including undistributed net investment income of $10,378,535 and $6,941,906, respectively)	$ 1,067,188,649	$ 1,100,389,404
* Effective April 1, 2008, the Fund no longer imposed the 2% redemption fee on fund shares acquired on or after that date.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.11	$ 10.25	$ 9.70	$ 8.99	$ 8.68	$ 8.44
Income (loss) from investment operations: Net investment income[b]	.09	.23	.26	.23[e]	.21	.13
Net realized and unrealized gain (loss)	(.12)	(3.05)	.61	.69	.31	.26
Total from investment operations	(.03)	(2.82)	.87	.92	.52	.39
Less distributions from: Net investment income	(.06)	(.23)	(.32)	(.21)	(.21)	(.15)
Net realized gains	—	(.05)	—	—	—	—
Tax return of capital	—	(.04)	—	—	—	—
Total distributions	(.06)	(.32)	(.32)	(.21)	(.21)	(.15)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.02	$ 7.11	$ 10.25	$ 9.70	$ 8.99	$ 8.68
Total Return (%)[c]	(.32)d**	(28.25)[d]	9.08[d]	10.40[d,e]	5.97[d]	4.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	802	815	1,299	1,367	1,459	1,620
Ratio of expenses before expense reductions (%)	1.03*	.99	.92	.97	.98	1.03
Ratio of expenses after expense reductions (%)	1.01*	.96	.92	.92	.96	1.03
Ratio of net investment income (%)	2.61*	2.51	2.59	2.56[e]	2.40	1.55
Portfolio turnover rate (%)	134**	276	188	98	158	81
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.15	$ 10.30	$ 9.75	$ 9.01	$ 8.69	$ 8.44
Income (loss) from investment operations: Net investment income[b]	.06	.22	.24	.21[e]	.16	.06
Net realized and unrealized gain (loss)	(.11)	(3.07)	.60	.70	.30	.25
Total from investment operations	(.05)	(2.85)	.84	.91	.46	.31
Less distributions from: Net investment income	(.06)	(.21)	(.29)	(.17)	(.14)	(.06)
Net realized gains	—	(.05)	—	—	—	—
Tax return of capital	—	(.04)	—	—	—	—
Total distributions	(.06)	(.30)	(.29)	(.17)	(.14)	(.06)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.04	$ 7.15	$ 10.30	$ 9.75	$ 9.01	$ 8.69
Total Return (%)[c,d]	(.69)**	(28.34)	8.79	10.18[e]	5.30	3.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	52	77	114	178
Ratio of expenses before expense reductions (%)	2.16*	1.90	1.89	1.99	1.94	1.94
Ratio of expenses after expense reductions (%)	1.75*	1.13	1.13	1.16	1.54	1.93
Ratio of net investment income (%)	1.87*	2.34	2.37	2.32[e]	1.82	.65
Portfolio turnover rate (%)	134**	276	188	98	158	81
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 10.22	$ 9.68	$ 8.97	$ 8.66	$ 8.42
Income (loss) from investment operations: Net investment income[b]	.06	.15	.18	.16[e]	.14	.06
Net realized and unrealized gain (loss)	(.11)	(3.03)	.59	.69	.30	.25
Total from investment operations	(.05)	(2.88)	.77	.85	.44	.31
Less distributions from: Net investment income	(.04)	(.15)	(.23)	(.14)	(.13)	(.07)
Net realized gains	—	(.05)	—	—	—	—
Tax return of capital	—	(.04)	—	—	—	—
Total distributions	(.04)	(.24)	(.23)	(.14)	(.13)	(.07)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.01	$ 7.10	$ 10.22	$ 9.68	$ 8.97	$ 8.66
Total Return (%)[c]	(.61)**	(28.85)[d]	8.05	9.52[e]	5.09[d]	3.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	18	31	33	38	50
Ratio of expenses before expense reductions (%)	1.90*	1.82	1.75	1.77	1.86	1.90
Ratio of expenses after expense reductions (%)	1.90*	1.82	1.75	1.76	1.78	1.89
Ratio of net investment income (%)	1.72*	1.65	1.75	1.72[e]	1.58	.69
Portfolio turnover rate (%)	134**	276	188	98	158	81
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.11	$ 10.25	$ 9.71	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[c]	.10	.25	.28	.25[e]	.14
Net realized and unrealized gain (loss)	(.11)	(3.06)	.60	.70	.04
Total from investment operations	(.01)	(2.81)	.88	.95	.18
Less distributions from: Net investment income	(.07)	(.24)	(.34)	(.23)	(.17)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.07)	(.33)	(.34)	(.23)	(.17)
Redemption fees	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.03	$ 7.11	$ 10.25	$ 9.71	$ 8.99
Total Return (%)[d]	(.09)**	(28.11)	9.17	10.76[e]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	245	393	411	153
Ratio of expenses before expense reductions (%)	.85*	.79	.73	.85	.79*
Ratio of expenses after expense reductions (%)	.74*	.77	.73	.74	.74*
Ratio of net investment income (%)	2.88*	2.70	2.78	2.74[e]	2.43*
Portfolio turnover rate (%)	134**	276	188	98	158
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from March 14, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.12	$ 10.26	$ 9.72	$ 9.01	$ 8.70	$ 8.45
Income (loss) from investment operations: Net investment income[b]	.10	.26	.29	.26[d]	.24	.16
Net realized and unrealized gain (loss)	(.12)	(3.06)	.60	.69	.31	.26
Total from investment operations	(.02)	(2.80)	.89	.95	.55	.42
Less distributions from: Net investment income	(.07)	(.25)	(.35)	(.24)	(.24)	(.17)
Net realized gains	—	(.05)	—	—	—	—
Tax return of capital	—	(.04)	—	—	—	—
Total distributions	(.07)	(.34)	(.35)	(.24)	(.24)	(.17)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.03	$ 7.12	$ 10.26	$ 9.72	$ 9.01	$ 8.70
Total Return (%)	(.19)**	(27.99)[c]	9.32[c]	10.76[c,d]	6.32[c]	5.01[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4.27		.42	.42	.39	.35
Ratio of expenses before expense reductions (%)	.69*	.75	.68	.74	.69	.73
Ratio of expenses after expense reductions (%)	.69*	.71	.61	.60	.62	.69
Ratio of net investment income (%)	2.93*	2.76	2.89	2.88[d]	2.74	1.89
Portfolio turnover rate (%)	134**	276	188	98	158	81
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security or ETF is traded most extensively. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as an efficient means of managing allocations between assets or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may also utilize futures as part of its global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $45,598,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $1,063,558,079 and $1,052,719,437, respectively. Purchases and sales of US Treasury securities aggregated $249,879,843 and $222,998,120, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as the subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

Under the Amended and Restated Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2008 through the expiration dates noted, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of:

		Expiration Date
Class A	.93%	November 17, 2008
Class B	1.95%	September 30, 2009
Class S	.74%	July 14, 2009

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Advisor received an Administration fee of $495,707, of which $82,878 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 704,328	$ 49,065	$ 234,218
Class B	53,826	—	40,069
Class C	25,759	—	10,975
Class S	285,388	130,688	64,882
Institutional Class	242	—	80
	$ 1,069,543	$ 179,753	$ 350,224

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period from October 1, 2008 through January 31, 2009, DIDI had voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at April 30, 2009
Class B	$ 70,003	$ 38,234	$ —
Class C	61,532	—	12,976
	$ 131,535	$ 38,234	$ 12,976

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 884,506	$ 268,696.24%
Class B	22,732	5,005.24%
Class C	20,122	5,110.25%
	$ 927,360	$ 278,811

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $14,496.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $20,312 and $306, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2009, DIDI received $47 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,580, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $31 for the custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,320,805	$ 15,561,074	5,165,160	$ 47,909,912
Class B	128,695	860,694	246,224	2,284,341
Class C	215,672	1,430,706	318,017	2,950,515
Class S	604,801	4,031,191	1,500,840	13,953,949
Institutional Class	24	155	—	—
		$ 21,883,820		$ 67,098,717
Shares issued to shareholders in reinvestment of distributions
Class A	978,923	$ 6,605,065	3,860,707	$ 36,028,267
Class B	22,798	154,769	126,785	1,196,258
Class C	11,802	79,562	64,095	600,257
Class S	313,792	2,119,230	1,211,047	11,294,779
Institutional Class	412	2,785	1,380	12,858
		$ 8,961,411		$ 49,132,419
Shares redeemed
Class A	(11,107,816)	$ (73,955,286)	(21,165,418)	$ (193,421,437)
Class B	(882,234)	(5,941,675)	(2,289,180)	(21,332,901)
Class C	(365,386)	(2,415,347)	(900,759)	(8,112,207)
Class S	(3,588,057)	(24,016,547)	(6,608,089)	(59,926,281)
Institutional Class	—	—	(4,170)	(41,451)
		$ (106,328,855)		$ (282,834,277)
Redemption fees		$ —		$ 10,445
Shares issued in tax-free reorganization
Class A	7,431,198	$ 51,798,537	—	—
Class B	177,610	1,243,213	—	—
Class C	425,411	2,960,757	—	—
Institutional Class	515,915	3,601,205	—	—
		$ 59,603,712		$ —
Net increase (decrease)
Class A	(376,890)	$ 9,390	(12,139,551)	$ (109,475,455)
Class B	(553,131)	(3,682,999)	(1,916,171)	(17,852,257)
Class C	287,499	2,055,678	(518,647)	(4,561,432)
Class S	(2,669,464)	(17,866,126)	(3,896,202)	(34,674,959)
Institutional Class	516,351	3,604,145	(2,790)	(28,593)
		$ (15,879,912)		$ (166,592,696)
* On April 17, 2009, DWS Value Builder Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Fund Merger

On April 20, 2009, the Fund acquired all of the net assets of DWS Value Builder Fund pursuant to a plan of reorganization approved by shareholders on March 27, 2009. The acquisition was accomplished by a tax-free exchange of 7,460,097 Class A shares, 177,915 Class B shares, 421,956 Class C shares and 509,996 Institutional Class Shares of DWS Value Builder Fund for 7,431,198 Class A shares, 177,610 Class B shares, 425,411 Class C shares and 515,915 Institutional Class Shares of DWS Balanced Fund, respectively, outstanding on April 20, 2009. DWS Value Builder Fund's net assets at that date, $59,603,712, including $6,626,156 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,005,036,041. The combined net assets of the Fund immediately following the acquisition were $1,064,639,753.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009